UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05452 )

Exact name of registrant as specified in charter: Putnam Premier Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2006 Date of reporting period: August 1, 2005 - July 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Premier Income Trust

7|31|06

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Premier Income
Trust

7| 31| 06

Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Your fund’s management	16
Terms and definitions	19
Trustee approval of management contract	20
Other information for shareholders	25
Financial statements	27
Federal tax information	81
Compliance certifications	82
Shareholder meeting results	83
About the Trustees	84
Officers	90

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

Over the last three months of your fund’s reporting period, investors were particularly preoccupied with the course of the economy. Beginning in May, a more pessimistic outlook pervaded the markets as leading economic indicators began to warn of slower growth and the Federal Reserve (the Fed) continued its series of interest-rate increases. The resulting correction undercut much of the progress that markets had achieved in the previous three months of the period.

However, we believe that today’s higher interest rates, far from being a threat to global economic fundamentals, are in fact an integral part of them. Economic growth may, indeed, be slowing somewhat as a result of the higher rates, but we consider this a typical development for the middle of an economic cycle, and one that could help provide the basis for a longer and more durable business expansion and a continued healthy investment environment. The recent correction brought valuations back to attractive levels, creating opportunities in a wide array of markets and sectors. Furthermore, since the Fed paused in its tightening cycle shortly after the close of the reporting period, the market atmosphere has gradually become more optimistic. Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance, and the investment professionals managing your fund have been working to take advantage of the opportunities presented by this environment.

We would like to take this opportunity to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended July 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Premier Income Trust: seeking broad
diversification across global bond markets

When Putnam Premier Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. And, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the nearly two decades since. New sectors such as mortgage- and asset-backed securities now make up over one third of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside the United States, the advent of the euro has resulted in a large market of European bonds. And there are also growing opportunities to invest in the debt of emerging-market countries.

The fund’s original investment focus has been enhanced to keep pace with this market expansion. To process the market’s increasing complexity, Putnam’s 100-member fixed-income group aligns teams of specialists with the varied investment opportunities. Each team identifies what it considers to be compelling strategies within its area of expertise. Your fund’s management team selects from among these strategies, systematically building a diversified portfolio that seeks to carefully balance risk and return.

We believe the fund’s multi-strategy approach is well suited to the expanding opportunities of today’s global bond marketplace. As different factors drive the performance of the various fixed-income

Optimizing the risk/return trade-off across multiple sectors

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is composed of a broad spectrum of government, credit, and securitized debt instruments.

sectors, the fund’s diversified strategy can take advantage of changing market leadership in pursuit of high current income.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. While diversification can help protect returns from excessive volatility, it cannot ensure protection against a market loss.

How do closed-end funds
differ from open-end funds?

More assets at work While open-end funds must maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Putnam Premier Income Trust seeks high current income by investing in U.S. government and agency, high-yield corporate, and international fixed-income securities. Fund holding and sector classifications reflect the diversification of the fixed-income market. The fund is designed for investors seeking a higher level of income who can accept a moderately higher level of risk.

Highlights

• For the 12 months ended July 31, 2006, Putnam Premier Income Trust had a total return at net asset value (NAV) of 3.94% . The fund’s return at market price was 1.14% .

• The fund’s primary benchmark, the Lehman Government Bond Index, returned 1.24% for the period.

• The average return of the fund’s Lipper category, Flexible Income Funds (closed-end), was 2.73% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

It is important to note that a fund’s performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment manager, market conditions, fluctuations in supply and demand for the fund’s shares, and changes in fund distributions.

Total return for periods ended 7/31/06

Since the fund’s inception (2/29/88), average annual return is 8.19% at NAV and 6.87% at market price.

	Average annual return		Cumulative return
	NAV	Market price	NAV	Market price

10 years	6.62%	6.54%	89.89%	88.35%

5 years	8.84	6.82	52.74	39.11

3 years	8.58	5.50	28.02	17.44

1 year	3.94	1.14	3.94	1.14

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Report from the fund managers

The year in review

The 12-month period ended July 31, 2006, was challenging but modestly positive for fixed-income investments, though signs of stronger inflationary pressures became increasingly evident as the period drew to a close. Short-term interest rates continued their rise as the Fed pursued its two-year program of tightening the federal funds rate, and longer-term rates increased in reaction to strong global growth as well as some anticipated inflation risks. At the same time, continued investor demand for higher yields helped drive up prices of high-yield and emerging-market bonds. Because your fund invests in a variety of fixed-income sources, its results at NAV were well ahead of the returns of its all-bond benchmark index. The fund’s results at NAV also outpaced the average return for its Lipper category. Securitized bonds, discussed in more detail later in this report, were the primary driver of this strong performance.

Because the U.S. dollar strengthened over the period, the fund’s modest positions in non-dollar-denominated securities slightly impaired returns, as small gains on such investments turned into losses when translated into U.S. dollars. However, we partly hedged the fund’s foreign-exchange exposure, which helped to mitigate these adverse effects.

Market overview

Bond yields in the United States, as well as overseas, rose throughout the period, responding to continued global growth and monetary policy tightening. Because yields of fixed-income instruments move in the opposite direction of their prices, this trend led to lower prices for most government bonds. However, strong demand for yield, worldwide economic expansion, and robust demand for commodities led to favorable performance within other sectors of the fixed-income market, such as high-yield and emerging-market bonds.

In the United States, the Fed continued to raise short-term interest rates in an effort to head off a higher level of price inflation without undermining economic growth. The Federal Open Market Committee met eight times during the course of the fund’s fiscal year, and raised short-term rates by a quarter of a percentage point at each meeting. As of July 31, 2006, the federal funds rate —the overnight lending rate that banks charge each other, which guides other short-term rates — stood at 5.25% . Longer-term Treasury rates also rose for the period, but by much less, as foreign purchasing continued to prop up Treasury security prices. (Note that given the inverted relationship of bond yields and prices, this also lowered yields for these securities.)

Since mid-2004, the Fed has led the global effort to cool excessive economic growth that might lead to a resurgence in inflation. Foreign central banks now seem to be leading the charge in battling inflationary pressures. Following the close of the period, the Fed declined to increase short-term rates at its August 8 meeting, explaining that it believed that inflation would moderate as U.S. growth slowed. In contrast, foreign central banks worldwide have recently enacted a series of short-term rate increases that have maintained upward pressure on global interest rates.

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 7/31/06.

Bonds

Lehman Government Bond Index (U.S. Treasury and agency securities)	1.24%

Citigroup Non-U.S. World Government Bond Index (international government bonds)	1.56%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	4.64%

JP Morgan Global Diversified Emerging Markets Index (global emerging-market bonds)	7.94%

Equities

S&P 500 Index (broad stock market)	5.38%

MSCI EAFE Index (international stocks)	24.01%

Russell 2000 Index (small-company stocks)	4.24%

Strategy overview

Your fund’s managers believe that using multiple income-generating strategies to build a diversified portfolio is the best way to pursue the fund’s objective. The fund’s portfolio includes a broad spectrum of government, credit, and securitized debt instruments. The fund’s investment process involves aligning teams of specialists with these varied investment opportunities. Each team identifies what it considers to be the most compelling strategies within its area of expertise. The fund’s management team then draws from these strategies, systematically building an array of investments that seeks to carefully balance risk and return.

During the period, we continued to maintain a conservative posture regarding both duration — a measure of interest-rate sensitivity — and credit risk. Despite the Fed’s recent pause, the global trend in monetary policy is toward tightening, or higher rates. Therefore, we have kept the fund’s duration short in order to lessen the portfolio’s vulnerability to the negative impact of rising rates. With regard to credit risk, despite our expectation of continued global economic growth, we believe that the yield advantages offered by bonds from non-government entities (in particular, investment-grade corporate issuers) over those of government securities are typically too small to compensate investors adequately for the additional risk the bonds carry.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

For defensive purposes, we continued to maintain a higher level of credit quality than we have in past years by keeping the fund’s exposure to high-yield bonds relatively low and maintaining significant exposure to structured/securitized instruments with short maturities. Substantial positions in international holdings, especially emerging-market debt, further diversified the fund’s sources of return.

Your fund’s holdings

During the fund’s most recent fiscal year, the fund’s position in securitized bonds, or structured securities, contributed positively to returns. These securities currently offer higher income than corporate bonds of comparable credit quality. They also offer short maturities, which provides us with the flexibility to shift to other fixed-income securities, should interest rates rise sharply. The most common types of securitized bonds are mortgage-backed securities (MBSs) issued by the Federal National Mortgage Association (Fannie Mae) and the Government National Mortgage Association (Ginnie Mae). Other types of securitized bonds include asset-backed securities (ABSs), which are typically backed by car loans and credit card payments, and commercial mortgage-backed securities (CMBSs), which are backed by loans on large commercial real estate projects, such as office parks or shopping malls.

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 7/31/06. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Coupon (%) and maturity date

Securitized sector

Federal National Mortgage Association 30 Yr Conventional (4.3%)	5.5%, 2036

Federal National Mortgage Association 15 Yr Conventional (3.2%)	5%, 2021

First Franklin Mortgage Loan Asset Backed Certificates (1.0%)	5.685%, 2034

Credit sector

Gazprom OAO 144A notes (0.3%)	9.625%, 2013

L-3 Communications Corp. (0.3%)	6.125%, 2013

Echostar DBS Corp. (0.3%)	6.625%, 2014

Government sector

Japan (Government of) bonds (5.0%)	0.2%, 2007

U.S. Treasury bonds (4.1%)	6.25%, 2030

U.S. Treasury bonds (2.5%)	7.50%, 2016

As the period began, the fund favored European government bonds over U.S. Treasury bonds, a decision that proved helpful to performance. European bonds benefited from the Fed’s series of interest-rate increases and the European Central Bank’s increasingly aggressive stance against inflation. However, in mid-July, the Japanese central bank ended its five-year zero interest-rate policy with an increase in short-term interest rates. In our judgment, this signaled the emergence of the Japanese economy from its prolonged restructuring. Consequently, we shifted much of the fund’s international bond exposure from European to Japanese positions.

Lastly, the fund’s higher level of exposure to high-yield and emerging-market bonds than that of its benchmark index contributed significantly to relative performance. (It should be noted that for defensive reasons we have actually kept the fund’s allocations in these credit sectors at much lower absolute levels than in past years.) Emerging-market bonds posted solid returns, as issuing countries benefited from higher commodities prices and the execution of economic policies that have evolved significantly beyond those of the 1970s and 1980s. The fund’s positions in Argentina and Brazil performed extremely well; in Argentina, government revenues rose sharply in response to a sustained economic rebound, and Brazilian bonds benefited from the country’s tight fiscal and monetary policy. However, holdings in Mexico detracted from performance, since Mexico’s bonds lagged due to investor uncertainty in the run-up to the presidential election. The fund no longer holds these bonds.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Though the U.S. economy could continue to slow in the months ahead, we believe that accelerating growth in Europe and Japan will take up the slack. Although the Fed paused from its credit tightening program in early August, it remains to be seen whether inflationary pressures will force the Fed to resume raising rates later in 2006. However, we do expect foreign central banks to continue to tighten credit overseas in the coming months. This shift in “inflation-fighting” leadership and global growth dynamics means that central bank behavior is likely to be less predictable over the next 12 months. This, coupled with an upward drift in interest rates, could represent a significant challenge to asset markets in general. In addition, because of the risk that Japanese investors will increasingly prefer to invest domestically (and drain capital from markets outside Japan), we remain concerned about the potential for a sudden widening of credit spreads. Therefore, we are continuing to position the fund defensively with regard to both duration and credit. As part of this defensive posture, we are maintaining an emphasis on structured securities, which tend to have shorter maturities and are of higher quality.

As part of positioning a shorter-duration portfolio, we have decreased our allocation to long-maturity bonds somewhat, in part because demand for these securities from pension funds has slackened. In addition, the fund continues to have relatively light exposure to intermediate-maturity bonds. Going forward, we will remain vigilant regarding any possible disruptions to the global economy and fixed-income markets, and continue our efforts to keep the fund positioned defensively while diversifying the portfolio across a broad range of fixed-income sectors and securities.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.

Your fund’s performance

This section shows your fund’s performance for periods ended July 31, 2006, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance

Total return for periods ended 7/31/06

	NAV	Market price

Annual average
Life of fund (since 2/29/88)	8.19%	6.87%

10 years	89.89	88.35
Annual average	6.62	6.54

5 years	52.74	39.11
Annual average	8.84	6.82

3 years	28.02	17.44
Annual average	8.58	5.50

1 year	3.94	1.14

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns

For periods ended 7/31/06

		Citigroup		Lipper
		Non-U.S.	JP Morgan	Flexible
	Lehman	World	Global	Income Funds
	Government	Government	High Yield	(closed-end)
	Bond Index	Bond Index	Index	category average†

Annual average
Life of fund
(since 2/29/88)	7.14%	6.80%	—*	7.27%

10 years	81.38	58.79	95.88%	76.38
Annual average	6.14	4.73	6.95	5.73

5 years	24.48	55.32	55.98	45.89
Annual average	4.48	9.21	9.30	7.61

3 years	9.76	19.82	31.46	25.13
Annual average	3.15	6.21	9.55	7.69

1 year	1.24	1.56	4.64	2.73

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance.

* The inception date of the JP Morgan Global High Yield Index was 12/31/93.

† Over the 1-, 3-, 5-, and 10-year periods ended 7/31/06, there were 7 funds in this Lipper category.

Fund price and distribution information

For the 12-month period ended 7/31/06

Distributions

Number	12

Income	$0.360

Capital gains	—

Total	$0.360

Share value:	NAV	Market price

7/31/05	$7.16	$6.31

7/31/06	7.02	6.02

Current yield (end of period)

Current dividend rate[1]	5.13%	5.98%

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance for most recent calendar quarter

Total return for periods ended 6/30/06

	NAV	Market price

Annual average
Life of fund (since 2/29/88)	8.16%	6.86%

10 years	89.19	82.29
Annual average	6.58	6.19

5 years	52.67	38.51
Annual average	8.83	6.73

3 years	24.33	11.73
Annual average	7.53	3.77

1 year	3.03	–1.40

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income and Core Fixed-Income High Yield teams. D. William Kohli is the Portfolio Leader, and Rob Bloemker, Jeffrey Kaufman, Paul Scanlon, and David Waldman are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income and Core Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of July 31, 2006, and July 31, 2005.

Trustee and Putnam employee fund ownership

As of July 31, 2006, all of the Trustees on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$59,000	$ 87,000,000

Putnam employees	$14,000	$409,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $1,800,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

D. William Kohli is also a Portfolio Leader of Putnam Diversified Income Trust and Putnam Master Intermediate Income Trust, and a Portfolio Member of Putnam Global Income Trust.

Rob Bloemker is also a Portfolio Member of Putnam American Government Income Fund, Putnam Diversified Income Trust, Putnam Income Fund, Putnam Limited Duration Government Income Fund, Putnam Master Intermediate Income Trust, and Putnam U.S. Government Income Trust.

Jeffrey Kaufman is also a Portfolio Member of Putnam Diversified Income Trust and Putnam Master Intermediate Income Trust.

Paul Scanlon is also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, Putnam High Yield Trust, and Putnam Managed High Yield Trust, and a Portfolio Member of Putnam Diversified Income Trust and Putnam Master Intermediate Income Trust.

David Waldman is also a Portfolio Member of Putnam Diversified Income Trust and Putnam Master Intermediate Income Trust.

D. William Kohli, Rob Bloemker, Jeffrey Kaufman, Paul Scanlon, and David Waldman may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended July 31, 2006.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of July 31, 2006, and July 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•

Chief Technology Officer	2005							•

Joshua Brooks	2006							•

Deputy Head of Investments	2005							•

William Connolly	2006							•

Head of Retail Management	N/A

Kevin Cronin	2006							•

Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•

President and CEO	2005							•

Amrit Kanwal	2006						•

Chief Financial Officer	2005						•

Steven Krichmar	2006						•

Chief of Operations	2005							•

Francis McNamara, III	2006							•

General Counsel	2005							•

Richard Robie, III	2006						•

Chief Administrative Officer	2005						•

Edward Shadek	2006							•

Deputy Head of Investments	2005							•

Sandra Whiston	2006						•

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 7/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange and the American Stock Exchange.

Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of international investment-grade fixed-income securities, excluding the United States.

JP Morgan Global Diversified Emerging Markets Bond Index is an unmanaged index of global emerging-market fixed-income securities.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2006. (Because PIL is an affiliate of Putnam Management and Putnam Management remain fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below include reference to PIL as necessary or appropriate in the context.)

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 67th percentile in management fees and in the 67th percentile in total expenses as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Flexible Income Funds (closed-end)) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

56	34	34

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 8, 8, and 8 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian and investor servicing agreements with Putnam Fiduciary Trust Company, which provide benefits to affiliates of Putnam Management.

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper Flexible Income Funds (closed-end) category for the one-, five- and ten-year periods ended June 30, 2006, were 63%, 25%, and 38%, respectively. Over the one-, five- and ten-year periods ended June 30, 2006, the fund ranked 5 out of 7, 2 out of 7, and 3 out of 7 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding share repurchase program

In September 2006, the Trustees of your fund approved an extension of the current share repurchase program being implemented by Putnam Investments on behalf of your fund. The plan, as extended, allows your fund to repurchase, in the 24 months ending October 6, 2007, up to 10% of the shares outstanding as of October 7, 2005.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered
Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Premier Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Premier Income Trust, including the fund’s portfolio, as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Premier Income Trust as of July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 18, 2006

The fund’s portfolio 7/31/06

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (13.6%)*
	Principal amount	Value

U.S. Government Agency Mortgage Obligations (13.6%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, with due dates from March 1, 2026 to May 1, 2027	$ 20,683	$ 21,570
Federal National Mortgage Association
Pass-Through Certificates
8s, July 1, 2024	437	448
7 1/2s, with due dates from October 1, 2022
to August 1, 2030	95,155	98,740
6 1/2s, October 1, 2034	276,812	280,792
6 1/2s, April 1, 2016	57,351	58,248
6s, TBA, August 1, 2036	5,500,000	5,464,336
5 1/2s, with due dates from August 1, 2021 to May 1, 2036	1,769,281	1,719,075
5 1/2s, with due dates from December 1, 2011
to January 1, 2021	1,818,368	1,799,340
5 1/2s, TBA, August 1, 2036	58,600,000	56,906,097
5s, with due dates from January 1, 2021 to May 1, 2021	225,114	218,678
5s, TBA, August 1, 2021	43,000,000	41,773,829
4 1/2s, with due dates from May 1, 2020 to June 1, 2034	6,024,395	5,557,578
4 1/2s, TBA, September 1, 2021	27,200,000	25,948,376
4 1/2s, TBA, August 1, 2021	40,000,000	38,196,876

Total U.S. government and agency mortgage obligations (cost $176,478,912)		$ 178,043,983

U.S. TREASURY OBLIGATIONS (12.7%)*
	Principal amount	Value

U.S. Treasury Bonds
7 1/2s, November 15, 2016	$ 27,040,000	$ 32,346,600
6 1/4s, May 15, 2030	46,303,000	53,306,329
6 1/4s, August 15, 2023	18,225,000	20,409,153
U.S. Treasury Notes
4 1/4s, August 15, 2013	29,883,000	28,678,342
4s, November 15, 2012	3,000	2,852
3 1/4s, August 15, 2008	20,856,000	20,173,291
U.S. Treasury Strip zero %, November 15, 2024	28,450,000	11,043,664

Total U.S. treasury obligations (cost $165,662,645)		$ 165,960,231

FOREIGN GOVERNMENT BONDS AND NOTES (19.2%)*
		Principal amount	Value

Argentina (Republic of ) FRB 5.59s, 2012		$ 11,392,500	$ 10,564,645
Austria (Republic of ) 144A notes Ser. EMTN, 3.8s, 2013	EUR	8,000,000	10,187,584
Barbados (Government of ) 144A bonds 6 5/8s, 2035		$ 980,000	922,474
Brazil (Federal Republic of ) bonds 10 1/2s, 2014		1,865,000	2,301,410
Brazil (Federal Republic of ) bonds 8 7/8s, 2019		4,785,000	5,533,853
Brazil (Federal Republic of ) bonds 5.794s, 2016 (S)		2,760,000	1,271,261
Brazil (Federal Republic of ) notes 11s, 2012		5,195,000	6,285,950
Brazil (Federal Republic of ) notes 8 3/4s, 2025		5,112,000	5,891,580
Canada (Government of ) bonds 5 1/2s, 2010	CAD	3,730,000	3,453,386
Canada (Government of ) bonds Ser. WL43, 5 3/4s, 2029	CAD	1,340,000	1,413,629
Colombia (Republic of ) notes 10s, 2012 (S)		$ 3,765,000	4,325,985
Colombia (Republic of ) notes 0.005s, 2015		885,000,000	428,588
France (Government of ) bonds 5 3/4s, 2032	EUR	2,605,000	4,118,411
France (Government of ) bonds 5 1/2s, 2010	EUR	6,300,000	8,605,535
France (Government of ) bonds 4s, 2013	EUR	7,700,000	9,938,190
France (Government of ) bonds 4s, 2009	EUR	1,520,000	1,961,824
France (Government of ) bonds Ser. OATe, 3s, 2012	EUR	8,441,862	11,644,333
Germany (Federal Republic of ) bonds Ser. 97, 6s, 2007	EUR	10,560,000	13,784,475
Germany (Federal Republic of ) bonds Ser. 97, 6s, 2007	EUR	8,820,000	11,383,745
Ireland (Republic of ) bonds 5s, 2013	EUR	14,800,000	20,218,067
Japan (Government of ) bonds Ser. 239, 0.2s, 2007	JPY	7,500,000,000	65,121,264
Peru (Republic of ) bonds 7.35s, 2025		$ 1,300,000	1,322,750
Philippines (Republic of ) bonds 9 1/2s, 2024		4,880,000	5,673,000
Russia (Federation of ) unsub. stepped-coupon 5s
(7 1/2s, 3/31/07), 2030 ††		4,787,000	5,213,043
Russia (Federation of ) 144A unsub. stepped-coupon 5s
(7 1/2s, 3/31/07), 2030 ††		5,612,700	6,112,230
Russia (Ministry of Finance) debs. Ser. V, 3s, 2008		4,040,000	3,838,000
South Africa (Republic of ) notes 7 3/8s, 2012		2,780,000	2,960,700
South Africa (Republic of ) notes 6 1/2s, 2014		2,585,000	2,640,578
Spain (Kingdom of ) bonds 5s, 2012	EUR	4,600,000	6,245,783
Sweden (Government of ) debs. Ser. 1041, 6 3/4s, 2014	SEK	59,875,000	9,922,622
United Mexican States bonds Ser. MTN, 8.3s, 2031		$ 4,545,000	5,465,363
Venezuela (Republic of ) notes 10 3/4s, 2013		1,975,000	2,397,650

Total foreign government bonds and notes (cost $238,201,471)			$ 251,147,908

CORPORATE BONDS AND NOTES (17.8%)*
		Principal amount	Value

Basic Materials (1.4%)
Chaparral Steel Co. company guaranty 10s, 2013		$ 950,000	$ 1,047,375
Cognis Holding GmbH & Co. 144A sr. notes 9 1/2s,
2014 (Germany)	EUR	514,000	733,584
Compass Minerals International, Inc. sr. disc.
notes stepped-coupon Ser. B, zero % (12s, 6/1/08), 2013 ††		$ 555,000	510,600
Compass Minerals International, Inc.
sr. notes stepped-coupon zero % (12 3/4s,
12/15/07), 2012 ††		1,490,000	1,434,125
Covalence Specialty Materials Corp. 144A
sr. sub. notes 10 1/4s, 2016		925,000	899,563

CORPORATE BONDS AND NOTES (17.8%)* continued
		Principal amount	Value

Basic Materials continued
Crystal US Holdings, LLC sr. disc.
notes stepped-coupon Ser. A, zero % (10s, 10/1/09), 2014 ††		$ 659,000	$ 520,610
Equistar Chemicals LP/Equistar Funding Corp. company
guaranty 10 1/8s, 2008		1,128,000	1,188,630
Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)		1,315,000	1,420,200
Huntsman, LLC company guaranty 11 5/8s, 2010		500,000	550,625
Huntsman, LLC company guaranty 11 1/2s, 2012		380,000	423,700
Innophos, Inc. company guaranty 8 7/8s, 2014		317,000	317,000
International Steel Group, Inc. sr. notes 6 1/2s, 2014		250,000	236,250
Jefferson Smurfit Corp. company guaranty 7 1/2s, 2013		490,000	443,450
JSG Holding PLC 144A sr. notes 11 1/2s, 2015 (Ireland) ‡‡	EUR	370,310	480,548
Lyondell Chemical Co. company guaranty 10 1/2s, 2013		$ 300,000	329,250
MDP Acquisitions PLC sr. notes 9 5/8s, 2012 (Ireland)		170,000	175,950
MDP Acquisitions PLC sr. notes Ser. EUR, 10 1/8s,
2012 (Ireland)	EUR	845,000	1,174,182
Nalco Co. sr. sub. notes 9s, 2013	EUR	140,000	188,555
Nalco Co. sr. sub. notes 8 7/8s, 2013		$ 1,141,000	1,152,410
Novelis, Inc. 144A sr. notes 8s, 2015		1,575,000	1,523,813
PQ Corp. company guaranty 7 1/2s, 2013		184,000	176,640
Rockwood Specialties Group, Inc. company
guaranty 7 5/8s, 2014	EUR	700,000	913,297
Steel Dynamics, Inc. company guaranty 9 1/2s, 2009		$ 1,335,000	1,378,388
Sterling Chemicals, Inc. sec. notes 10s, 2007 ‡‡		289,802	276,761
Stone Container Corp. sr. notes 9 3/4s, 2011		21,000	21,709
Stone Container Corp. sr. notes 8 3/8s, 2012		399,000	379,549
Stone Container Finance company guaranty 7 3/8s, 2014 (Canada)		290,000	258,100
United States Steel Corp. sr. notes 9 3/4s, 2010		635,000	676,275
			18,831,139

Capital Goods (1.4%)
Allied Waste North America, Inc. company
guaranty Ser. B, 8 1/2s, 2008		1,422,000	1,477,103
Blount, Inc. sr. sub. notes 8 7/8s, 2012		1,076,000	1,086,760
Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008		780,000	778,050
Crown Cork & Seal Co. Inc. debs. 8s, 2023		285,000	263,625
Crown Euro Holdings SA company guaranty 6 1/4s,
2011 (France)	EUR	209,000	278,418
Decrane Aircraft Holdings Co. company
guaranty zero %, 2008 (acquired 7/23/04, cost $633,705) ‡		$ 1,932,000	1,352,400
L-3 Communications Corp. company guaranty 6 1/8s, 2013		4,677,000	4,478,228
L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015		1,509,000	1,414,688
Legrand SA debs. 8 1/2s, 2025 (France)		1,573,000	1,793,220
Manitowoc Co., Inc. (The) company guaranty 10 1/2s, 2012		104,000	112,580
Manitowoc Co., Inc. (The) sr. notes 7 1/8s, 2013		425,000	409,063
Milacron Escrow Corp. sec. notes 11 1/2s, 2011		242,000	223,850
Mueller Group, Inc. sr. sub. notes 10s, 2012		331,000	357,480
Owens-Brockway Glass company guaranty 7 3/4s, 2011		186,000	189,720
Owens-Brockway Glass sr. sec. notes 8 3/4s, 2012		1,737,000	1,832,535
Owens-Illinois, Inc. debs. 7 1/2s, 2010		207,000	203,895

CORPORATE BONDS AND NOTES (17.8%)* continued
	Principal amount	Value

Capital Goods continued
Siebe PLC 144A sr. unsub. 6 1/2s, 2010 (United Kingdom)	$ 420,000	$ 427,392
Terex Corp. company guaranty 9 1/4s, 2011	365,000	386,900
Terex Corp. company guaranty Ser. B, 10 3/8s, 2011	915,000	962,470
		18,028,377

Communication Services (1.0%)
American Cellular Corp. company guaranty 9 1/2s, 2009	375,000	384,375
Cincinnati Bell Telephone company guaranty 6.3s, 2028	285,000	242,250
Cincinnati Bell, Inc. company guaranty 7s, 2015	1,040,000	985,400
Citizens Communications Co. sr. notes 6 1/4s, 2013	3,321,000	3,163,253
Digicel, Ltd. 144A sr. notes 9 1/4s, 2012 (Jamaica)	625,000	651,563
Inmarsat Finance PLC company guaranty 7 5/8s, 2012
(United Kingdom)	433,000	441,660
Inmarsat Finance PLC company guaranty stepped-coupon
zero % (10 3/8s, 10/15/08), 2012 (United Kingdom) ††	1,683,000	1,438,965
iPCS, Inc. sr. notes 11 1/2s, 2012	580,000	649,600
IWO Holdings, Inc. sec. FRN 9.257s, 2012	160,000	165,200
Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014	844,000	827,120
Qwest Corp. debs. 7 1/4s, 2025	382,000	363,378
Qwest Corp. notes 8 7/8s, 2012	2,424,000	2,611,860
Qwest Corp. sr. notes 7 5/8s, 2015	797,000	809,951
Rogers Cantel, Inc. debs. 9 3/4s, 2016 (Canada)	335,000	388,600
Rural Cellular Corp. sr. sub. notes 9 3/4s, 2010	290,000	290,725
		13,413,900

Consumer Cyclicals (3.2%)
Boyd Gaming Corp. sr. sub. notes 8 3/4s, 2012	1,135,000	1,190,331
Boyd Gaming Corp. sr. sub. notes 7 3/4s, 2012	315,000	313,425
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	265,000	248,438
CanWest Media, Inc. company guaranty 8s, 2012 (Canada)	892,075	869,773
Dex Media West, LLC/Dex Media Finance Co.
sr. notes Ser. B, 8 1/2s, 2010	1,150,000	1,181,625
Dex Media, Inc. notes 8s, 2013	356,000	356,000
FelCor Lodging LP company guaranty 8 1/2s, 2008 (R)	1,012,000	1,065,130
Ford Motor Credit Corp. notes 7 7/8s, 2010	480,000	451,604
Ford Motor Credit Corp. notes 7 3/8s, 2009	708,000	667,838
Ford Motor Credit Corp. 144A sr. unsecd. notes 9 3/4s, 2010	873,000	864,052
General Motors Acceptance Corp. FRN 6.457s, 2007	680,000	675,693
General Motors Acceptance Corp. FRN Ser. MTN, 6.039s, 2007	1,360,000	1,354,731
General Motors Acceptance Corp. notes 7 3/4s, 2010	176,000	175,837
General Motors Acceptance Corp. notes 6 7/8s, 2012	404,000	389,885
General Motors Acceptance Corp. notes 6 3/4s, 2014 (S)	1,018,000	958,262
General Motors Acceptance Corp.sr. unsub. notes 5.85s, 2009	209,000	200,844
Goodyear Tire & Rubber Co. (The) sr. notes 9s, 2015	765,000	736,313
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)	1,460,000	1,460,000
Jostens IH Corp. company guaranty 7 5/8s, 2012	1,393,000	1,349,469
Levi Strauss & Co. sr. notes 9 3/4s, 2015	1,275,000	1,306,875

CORPORATE BONDS AND NOTES (17.8%)* continued
	Principal amount	Value

Consumer Cyclicals continued
Levi Strauss & Co. sr. notes 8 7/8s, 2016	$ 560,000	$ 543,200
Meritage Homes Corp. company guaranty 6 1/4s, 2015	455,000	373,669
Meritor Automotive, Inc. notes 6.8s, 2009	135,000	130,950
MGM Mirage, Inc. company guaranty 8 1/2s, 2010	885,000	923,719
MGM Mirage, Inc. company guaranty 6s, 2009	1,929,000	1,875,953
Mirage Resorts, Inc. debs. 7 1/4s, 2017	173,000	165,215
Movie Gallery, Inc. sr. unsecd. notes 11s, 2012	369,000	289,665
Owens Corning notes 7 1/2s, 2005 (In default) † ****	1,036,000	673,400
Oxford Industries, Inc. sr. notes 8 7/8s, 2011	880,000	884,400
Park Place Entertainment Corp. sr. notes 7s, 2013	945,000	967,426
Park Place Entertainment Corp.
sr. sub. notes 7 7/8s, 2010	745,000	771,075
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	475,000	473,813
PRIMEDIA, Inc. sr. notes 8s, 2013	1,336,000	1,172,340
R.H. Donnelley Corp. sr. disc. notes Ser. A-2,
6 7/8s, 2013	129,000	117,068
R.H. Donnelley Corp. sr. notes 6 7/8s, 2013	521,000	472,808
Reader’s Digest Association, Inc. (The)
sr. notes 6 1/2s, 2011	705,000	682,969
Resorts International Hotel and Casino, Inc. company
guaranty 11 1/2s, 2009	875,000	936,250
Scientific Games Corp. company guaranty 6 1/4s, 2012	1,226,000	1,143,245
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	1,425,000	1,425,000
Standard Pacific Corp. sr. notes 7 3/4s, 2013	257,000	238,368
Starwood Hotels & Resorts Worldwide, Inc. company
guaranty 7 7/8s, 2012	1,085,000	1,144,675
Starwood Hotels & Resorts Worldwide, Inc.
debs. 7 3/8s, 2015	1,000,000	1,027,500
Station Casinos, Inc. sr. notes 6s, 2012	910,000	854,263
Station Casinos, Inc. sr. sub. notes 6 7/8s, 2016	990,000	910,800
Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014 (S)	553,000	548,853
Tenneco Automotive, Inc. sec. notes Ser. B, 10 1/4s, 2013	846,000	922,140
Texas Industries, Inc. sr. unsecd. notes 7 1/4s, 2013	318,000	318,398
THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	1,207,000	1,128,545
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015	229,000	219,840
United Auto Group, Inc. company guaranty 9 5/8s, 2012	985,000	1,026,863
Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009	1,415,000	1,404,388
Vertis, Inc. 144A sub. notes 13 1/2s, 2009	1,158,000	984,300
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 1st
mtge. 6 5/8s, 2014	1,087,000	1,024,498
		41,591,721

Consumer Staples (2.6%)
Affinity Group, Inc. sr. sub. notes 9s, 2012	1,055,000	1,055,000
AMC Entertainment, Inc. sr. sub. notes 8s, 2014	884,000	817,700
Archibald Candy Corp. company guaranty 10s,
2007 (In default) (F) †	173,688	9,076

CORPORATE BONDS AND NOTES (17.8%)* continued
	Principal amount	Value

Consumer Staples continued
Avis Budget Care Rental, LLC 144A sr. notes 7 3/4s, 2016	$ 560,000	$ 546,000
Brand Services, Inc. company guaranty 12s, 2012	1,090,000	1,226,250
CCH I Holdings LLC company guaranty stepped-coupon
zero % (12 1/8s, 11/15/07), 2015 ††	284,000	171,820
CCH I LLC secd. notes 11s, 2015	2,450,000	2,198,875
CCH II, LLC/Capital Corp. sr. notes Ser. B, 10 1/4s, 2010	499,000	503,366
CCH, LLC/Capital Corp. sr. notes 10 1/4s, 2010	166,000	167,660
Church & Dwight Co., Inc. company guaranty 6s, 2012	865,000	807,694
Cinemark USA, Inc. sr. sub. notes 9s, 2013	34,000	35,615
Cinemark, Inc. sr. disc. notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	1,915,000	1,503,275
Constellation Brands, Inc. sr. sub. notes Ser. B,
8 1/8s, 2012	805,000	831,163
CSC Holdings, Inc. debs. 7 5/8s, 2018	382,000	379,135
CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011	717,000	721,481
CSC Holdings, Inc. 144A sr. notes 7 1/4s, 2012	2,008,000	1,940,230
Dean Foods Co. company guaranty 7s, 2016	522,000	505,035
Dean Foods Co. sr. notes 6 5/8s, 2009	869,000	864,655
Del Monte Corp. company guaranty 6 3/4s, 2015	640,000	596,800
Del Monte Corp. sr. sub. notes 8 5/8s, 2012	1,085,000	1,125,688
DirecTV Holdings, LLC company guaranty 6 3/8s, 2015	1,999,000	1,851,574
Echostar DBS Corp. company guaranty 6 5/8s, 2014	4,144,000	3,998,960
Interpublic Group of Companies, Inc. notes 6 1/4s, 2014 (S)	233,000	188,730
Jean Coutu Group, Inc. sr. notes 7 5/8s, 2012 (Canada)	1,025,000	996,813
Jean Coutu Group, Inc. sr. sub. notes 8 1/2s, 2014 (Canada)	505,000	471,544
Pinnacle Foods Holding Corp. sr. sub. notes 8 1/4s, 2013	1,439,000	1,410,220
Playtex Products, Inc. company guaranty 9 3/8s, 2011	330,000	344,438
Playtex Products, Inc. sec. notes 8s, 2011	1,490,000	1,544,013
Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	873,000	859,905
Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012	936,000	989,820
Remington Arms Co., Inc. company guaranty 10 1/2s, 2011	950,000	838,375
Sbarro, Inc. company guaranty 11s, 2009	1,410,000	1,424,100
Scotts Co. (The) sr. sub. notes 6 5/8s, 2013	495,000	475,819
Six Flags, Inc. sr. notes 9 5/8s, 2014	721,000	654,308
Young Broadcasting, Inc. company guaranty 10s, 2011	844,000	774,370
Young Broadcasting, Inc. sr. sub. notes 8 3/4s, 2014	710,000	596,400
		33,425,907

Energy (3.6%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013	2,598,000	2,474,595
Bluewater Finance, Ltd. company guaranty 10 1/4s,
2012 (Cayman Islands)	940,000	956,450
CHC Helicopter Corp. sr. sub. notes 7 3/8s, 2014 (Canada)	1,577,000	1,482,380
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	1,991,000	2,003,444
Comstock Resources, Inc. sr. notes 6 7/8s, 2012	995,000	935,300
Dresser, Inc. company guaranty 10 1/8s, 2011	1,348,000	1,374,960
EXCO Resources, Inc. company guaranty 7 1/4s, 2011	1,410,000	1,374,750
Forest Oil Corp. sr. notes 8s, 2011	1,465,000	1,505,288

CORPORATE BONDS AND NOTES (17.8%)* continued
	Principal amount	Value

Energy continued
Forest Oil Corp. sr. notes 8s, 2008	$ 390,000	$ 400,238
Gazprom OAO 144A notes 9 5/8s, 2013 (Germany)	3,820,000	4,469,400
Harvest Operations Corp. sr. notes 7 7/8s, 2011 (Canada)	1,140,000	1,091,550
Hornbeck Offshore Services, Inc. sr. notes Ser. B,
6 1/8s, 2014	1,013,000	944,623
Massey Energy Co. sr. notes 6 5/8s, 2010	1,497,000	1,497,000
Newfield Exploration Co. sr. notes 7 5/8s, 2011	1,360,000	1,390,600
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014	698,000	676,188
Offshore Logistics, Inc. company guaranty 6 1/8s, 2013	910,000	844,025
Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011	880,216	896,620
Pacific Energy Partners/Pacific Energy Finance Corp.
sr. notes 7 1/8s, 2014	695,000	701,950
Peabody Energy Corp. sr. notes 5 7/8s, 2016	1,470,000	1,323,000
Pemex Finance, Ltd. bonds 9.69s, 2009
(Cayman Islands)	1,277,250	1,349,773
Pemex Project Funding Master Trust company
guaranty 10s, 2027	2,500,000	3,156,250
Pemex Project Funding Master Trust company
guaranty 8 5/8s, 2022	1,215,000	1,403,325
Pemex Project Funding Master Trust company
guaranty 5 3/4s, 2015	3,855,000	3,672,593
Pemex Project Funding Master Trust 144A company
guaranty 5 3/4s, 2015	3,492,000	3,326,769
PetroHawk Energy Corp. 144A sr. notes 9 1/8s, 2013	1,710,000	1,748,475
Plains Exploration & Production Co.
sr. notes 7 1/8s, 2014	1,352,000	1,338,480
Plains Exploration & Production Co.
sr. sub. notes 8 3/4s, 2012	1,230,000	1,286,888
Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011	1,270,000	1,308,100
Pride International, Inc. sr. notes 7 3/8s, 2014	1,619,000	1,635,190
Seabulk International, Inc. company guaranty 9 1/2s, 2013	1,150,000	1,270,750
		47,838,954

Financial (0.9%)
Bosphorus Financial Services, Ltd. 144A sec. FRN
6.97s, 2012 (Cayman Islands)	2,828,000	2,806,765
Crescent Real Estate Equities LP notes 7 1/2s, 2007 (R)	600,000	604,500
Finova Group, Inc. notes 7 1/2s, 2009	853,740	247,585
UBS Luxembourg SA for Sberbank unsec.
sub. notes 6.23s (7.429s, 2/11/10), 2015 (Luxembourg) ††	2,730,000	2,709,525
VTB Capital SA bonds 6 1/4s, 2035 (Luxembourg)	1,724,000	1,706,760
VTB Capital SA sr. notes 6 1/4s, 2035 (Luxembourg)	1,065,000	1,054,350
VTB Capital SA 144A notes 7 1/2s, 2011 (Luxembourg)	2,595,000	2,714,370
		11,843,855

Health Care (1.3%)
Community Health Systems, Inc.
sr. sub. notes 6 1/2s, 2012	355,000	334,588
DaVita, Inc. company guaranty 6 5/8s, 2013	335,000	319,088

CORPORATE BONDS AND NOTES (17.8%)* continued
	Principal amount	Value

Health Care continued
Extendicare Health Services, Inc.
sr. sub. notes 6 7/8s, 2014	$ 600,000	$ 624,000
HCA, Inc. debs. 7.19s, 2015	1,035,000	853,928
HCA, Inc. notes 8.36s, 2024	990,000	805,455
HCA, Inc. notes 7.69s, 2025	900,000	710,391
MedQuest, Inc. company guaranty Ser. B, 11 7/8s, 2012	1,100,000	1,034,000
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	1,450,000	1,355,750
Service Corp. International 144A sr. notes 8s, 2017	333,000	310,939
Service Corporation International debs. 7 7/8s, 2013	112,000	113,120
Service Corporation International notes Ser. *, 7.7s, 2009	515,000	524,656
Service Corporation International sr. notes 6 3/4s, 2016	1,039,000	968,868
Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	1,412,000	1,267,270
Tenet Healthcare Corp. notes 7 3/8s, 2013	750,000	650,625
Tenet Healthcare Corp. sr. notes 9 7/8s, 2014	1,467,000	1,400,985
Triad Hospitals, Inc. sr. notes 7s, 2012	1,585,000	1,575,094
Triad Hospitals, Inc. sr. sub. notes 7s, 2013	409,000	390,595
US Oncology, Inc. company guaranty 9s, 2012	835,000	868,400
Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	1,081,000	1,045,868
Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 (R)	590,000	644,575
Ventas Realty LP/Capital Corp. company
guaranty 6 3/4s, 2010 (R)	392,000	392,980
Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 (R)	337,000	328,996
		16,520,171

Technology (0.5%)
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012	649,000	651,434
Freescale Semiconductor, Inc. sr. notes Ser. B, 7 1/8s, 2014	2,386,000	2,433,720
Iron Mountain, Inc. company guaranty 8 5/8s, 2013	435,000	442,613
Iron Mountain, Inc. sr. sub. notes 8 1/4s, 2011	770,000	775,775
New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands)	25,000	19,750
SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013	660,000	674,025
Xerox Corp. sr. notes 7 5/8s, 2013	1,727,000	1,744,270
		6,741,587

Transportation (0.1%)
CalAir, LLC/CalAir Capital Corp. company guaranty 8 1/8s, 2008	1,490,000	1,447,163

Utilities & Power (1.8%)
AES Corp. (The) sr. notes 8 7/8s, 2011	107,000	112,751
AES Corp. (The) sr. notes 8 3/4s, 2008	60,000	62,250
AES Corp. (The) 144A sec. notes 9s, 2015	1,113,000	1,195,084
AES Corp. (The) 144A sec. notes 8 3/4s, 2013	895,000	961,006
ANR Pipeline Co. debs. 9 5/8s, 2021	462,000	548,781
Centrais Electricas Brasileirass SA 144A
sr. notes 7 3/4s, 2015 (Brazil)	1,196,000	1,197,555
CMS Energy Corp. sr. notes 8.9s, 2008	1,690,000	1,761,825
CMS Energy Corp. sr. notes 7 3/4s, 2010	350,000	358,313

CORPORATE BONDS AND NOTES (17.8%)* continued
	Principal amount	Value

Utilities & Power continued
Colorado Interstate Gas Co. debs. 6.85s, 2037	$ 615,000	$ 618,559
Colorado Interstate Gas Co. sr. notes 5.95s, 2015	173,000	159,600
Edison Mission Energy 144A sr. notes 7 3/4s, 2016	284,000	280,450
Edison Mission Energy 144A sr. notes 7 1/2s, 2013	338,000	333,775
El Paso Natural Gas Co. debs. 8 5/8s, 2022	370,000	404,823
El Paso Production Holding Co. company
guaranty 7 3/4s, 2013	1,939,000	1,970,509
Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	1,010,000	959,500
Midwest Generation, LLC sec. sr. notes 8 3/4s, 2034	1,321,000	1,405,214
Mission Energy Holding Co. sec. notes 13 1/2s, 2008	1,445,000	1,614,788
Monongahela Power Co. 1st mtge. 6.7s, 2014	775,000	808,967
Northwestern Corp. sec. notes 5 7/8s, 2014	624,000	617,362
Orion Power Holdings, Inc. sr. notes 12s, 2010	1,115,000	1,273,888
SEMCO Energy, Inc. sr. notes 7 3/4s, 2013	993,000	990,808
Teco Energy, Inc. notes 7.2s, 2011	350,000	357,438
Teco Energy, Inc. notes 7s, 2012	550,000	550,000
Teco Energy, Inc. sr. notes 6 3/4s, 2015	63,000	61,898
Tennessee Gas Pipeline Co. debs. 7s, 2028	145,000	136,750
Tennessee Gas Pipeline Co. unsecd. notes 7 1/2s, 2017	291,000	295,454
Transcontinental Gas Pipeline Corp. debs. 7 1/4s, 2026	875,000	858,594
Utilicorp Canada Finance Corp. company
guaranty 7 3/4s, 2011 (Canada)	1,188,000	1,235,520
Utilicorp United, Inc. sr. notes 9.95s, 2011	36,000	39,558
Williams Cos., Inc. (The) notes 8 3/4s, 2032	280,000	302,400
Williams Cos., Inc. (The) notes 8 1/8s, 2012	290,000	303,775
Williams Cos., Inc. (The) notes 7 5/8s, 2019	1,045,000	1,055,450
Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010	336,000	328,860
York Power Funding 144A notes 12s, 2007
(Cayman Islands) (In default) (F) †	419,508	34,987
		23,196,492

Total corporate bonds and notes (cost $236,241,210)		$ 232,879,266

COLLATERALIZED MORTGAGE OBLIGATIONS (13.5%)*
	Principal amount	Value

Amresco Commercial Mortgage Funding I Ser. 97-C1,
Class G, 7s, 2029	$ 720,000	$ 721,761
Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036	318,946	316,379
Ser. 01-1, Class K, 6 1/8s, 2036	718,000	552,652
Banc of America Large Loan 144A
FRB Ser. 02-FL2A, Class L1, 8.337s, 2014	412,000	411,236
FRB Ser. 02-FL2A, Class K1, 7.837s, 2014	100,000	99,841
FRB Ser. 05-BOCA, Class M, 7.469s, 2016	693,000	692,993
FRB Ser. 05-MIB1, Class K, 7.369s, 2022	1,187,000	1,168,822
FRB Ser. 05-ESHA, Class K, 7.159s, 2020	1,396,000	1,396,756
FRB Ser. 05-BOCA, Class L, 7.069s, 2016	300,000	299,997
FRB Ser. 06-LAQ, Class L, 6.895s, 2021	673,000	675,123

COLLATERALIZED MORTGAGE OBLIGATIONS (13.5%)* continued
		Principal amount	Value

Banc of America Large Loan 144A
FRB Ser. 06-LAQ, Class M, 6.8s, 2021		$ 808,000	$ 810,034
FRB Ser. 05-BOCA, Class K, 6.719s, 2016		275,000	274,998
FRB Ser. 05-BOCA, Class J, 6.469s, 2016		200,000	199,998
FRB Ser. 05-BOCA, Class H, 6.319s, 2016		100,000	99,999
Bear Stearns Commercial Mortgage Securities, Inc.
144A FRB Ser. 05-LXR1, Class J, 7.019s, 2018		1,229,000	1,229,000
Bear Stearns Commercial Mortgage
Securitization Corp. Ser. 00-WF2, Class F, 8.198s, 2032		481,000	531,061
Broadgate Financing PLC sec. FRB Ser. D, 5.553s,
2023 (United Kingdom)	GBP	897,250	1,670,129
Commercial Mortgage Acceptance Corp. Ser. 97-ML1, IO
(Interest only), 0.916s, 2017		$ 6,950,230	82,534
Commercial Mortgage Pass-Through
Certificates 144A
FRB Ser. 01-FL5A, Class G, 5.963s, 2013 (acquired
9/26/05, cost $2,093,480) ‡		2,104,000	2,093,480
FRB Ser. 05-F10A, Class A1, 5.469s, 2017		5,990,068	5,987,899
Countrywide Alternative Loan Trust
Ser. 06-OA10, Class XBI, IO, 0.338s, 2046		12,358,972	646,374
IFB Ser. 06-14CB, Class A9, IO, zero %, 2036		2,358,559	12,714
IFB Ser. 06-19CB, Class A2, IO, zero %, 2036		916,982	3,152
IFB Ser. 06-20CB, Class A14, IO, zero %, 2036		1,325,740	2,486
IFB Ser. 06-6CB, Class 1A3, IO, zero %, 2036		16,454,056	38,564
CRESI Finance Limited Partnership 144A
FRB Ser. 06-A, Class D, 6.149s, 2017		167,000	167,000
FRB Ser. 06-A, Class C, 5.949s, 2017		495,000	495,000
Criimi Mae Commercial Mortgage Trust 144A
Ser. 98-C1, Class B, 7s, 2033		3,957,000	3,968,475
CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 05-TFLA, Class L, 7.219s, 2020		1,356,000	1,355,986
Ser. 1998-C2, Class F, 6 3/4s, 2030		3,176,400	3,331,364
FRB Ser. 05-TFLA, Class K, 6.669s, 2020		758,000	757,994
Ser. 98-C1, Class F, 6s, 2040		1,880,000	1,827,416
Ser. 02-CP5, Class M, 5 1/4s, 2035		691,000	616,754
Deutsche Mortgage & Asset Receiving Corp.
Ser. 98-C1, Class X, IO, 0.981s, 2031		54,600,224	919,249
DLJ Commercial Mortgage Corp.
Ser. 98-CF2, Class B4, 6.04s, 2031		552,708	549,497
Ser. 98-CF2, Class B5, 5.95s, 2031		1,771,365	1,605,529
DLJ Mortgage Acceptance Corp. 144A
Ser. 97-CF1, Class B2, 8.16s, 2030		539,000	431,200
Ser. 97-CF1, Class B1, 7.91s, 2030		519,000	524,316
European Loan Conduit FRB Ser. 6X, Class E, 6.49s,
2010 (United Kingdom)	GBP	696,718	1,302,585
European Loan Conduit 144A
FRB Ser. 6A, Class F, 6.99s, 2010 (United Kingdom)	GBP	251,440	470,187
FRB Ser. 22A, Class D, 5.59s, 2014 (Ireland)	GBP	995,000	1,857,466
European Prime Real Estate PLC 144A FRB Ser. 1-A,
Class D, 5.608s, 2014 (United Kingdom)	GBP	722,792	1,349,039

COLLATERALIZED MORTGAGE OBLIGATIONS (13.5%)* continued
	Principal amount	Value

Fannie Mae
IFB Ser. 06-70, Class BS, 14.3s, 2036	$ 634,000	$ 735,404
Ser. 06-20, Class IP, IO, 8s, 2030	800,059	169,533
IFB Ser. 06-62, Class PS, 7.59s, 2036	1,624,889	1,714,385
Ser. 04-W8, Class 3A, 7 1/2s, 2044	838,664	874,903
Ser. 04-W2, Class 5A, 7 1/2s, 2044	2,930,596	3,055,776
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	709,323	739,409
Ser. 03-W4, Class 4A, 7 1/2s, 2042	221,521	229,781
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	456,091	474,198
Ser. 02-T19, Class A3, 7 1/2s, 2042	578,864	601,893
Ser. 03-W2, Class 1A3, 7 1/2s, 2042	9,255	9,623
Ser. 02-W1, Class 2A, 7 1/2s, 2042	922,527	954,007
Ser. 02-14, Class A2, 7 1/2s, 2042	4,214	4,372
Ser. 01-T10, Class A2, 7 1/2s, 2041	579,929	600,675
Ser. 02-T4, Class A3, 7 1/2s, 2041	2,518	2,608
Ser. 01-T8, Class A1, 7 1/2s, 2041	6,538	6,760
Ser. 01-T7, Class A1, 7 1/2s, 2041	2,288,033	2,364,359
Ser. 01-T3, Class A1, 7 1/2s, 2040	352,506	364,525
Ser. 01-T1, Class A1, 7 1/2s, 2040	1,114,973	1,154,809
Ser. 99-T2, Class A1, 7 1/2s, 2039	449,524	468,280
Ser. 00-T6, Class A1, 7 1/2s, 2030	220,305	228,424
Ser. 02-W7, Class A5, 7 1/2s, 2029	376,992	391,667
Ser. 01-T4, Class A1, 7 1/2s, 2028	1,038,634	1,084,614
Ser. 02-W3, Class A5, 7 1/2s, 2028	2,020	2,096
IFB Ser. 06-76, Class QB, 7 1/2s, 2036	4,007,000	4,199,133
IFB Ser. 06-60, Class TK, 7.06s, 2036	1,137,938	1,128,425
Ser. 04-W12, Class 1A3, 7s, 2044	961,935	990,610
Ser. 01-T10, Class A1, 7s, 2041	2,290,285	2,345,721
IFB Ser. 06-63, Class SP, 6.99s, 2036	4,365,652	4,484,676
IFB Ser. 06-70, Class PK, 6.2s, 2036	1,100,000	1,093,952
IFB Ser. 06-60, Class CS, 5.291s, 2036	1,884,082	1,688,132
IFB Ser. 05-74, Class CS, 5.211s, 2035	1,346,164	1,295,672
IFB Ser. 05-74, Class CP, 5.005s, 2035	1,180,814	1,141,966
IFB Ser. 05-76, Class SA, 5.005s, 2034	1,671,699	1,596,794
IFB Ser. 06-27, Class SP, 4.822s, 2036	1,553,000	1,489,097
IFB Ser. 06-8, Class HP, 4.822s, 2036	1,935,054	1,843,932
IFB Ser. 06-8, Class WK, 4.822s, 2036	2,935,321	2,765,526
IFB Ser. 05-106, Class US, 4.822s, 2035	2,879,945	2,779,389
IFB Ser. 05-99, Class SA, 4.822s, 2035	1,406,475	1,344,574
IFB Ser. 05-114, Class SP, 4.771s, 2036	815,703	756,565
IFB Ser. 05-95, Class CP, 3.896s, 2035	223,341	211,269
IFB Ser. 05-95, Class OP, 3.722s, 2035	704,000	608,351
IFB Ser. 05-93, Class AS, 3.412s, 2034	622,951	543,306
IFB Ser. 05-83, Class QP, 3.393s, 2034	451,117	399,352
IFB Ser. 02-36, Class QH, IO, 2.665s, 2029	384,862	4,820
IFB Ser. 03-66, Class SA, IO, 2.265s, 2033	2,644,216	192,533
IFB Ser. 03-48, Class S, IO, 2.165s, 2033	1,189,947	85,527
IFB Ser. 05-56, Class TP, 1.995s, 2033	535,006	459,155
IFB Ser. 05-113, Class DI, IO, 1.845s, 2036	1,849,675	99,197
IFB Ser. 04-51, Class S0, IO, 1.665s, 2034	654,531	31,704

COLLATERALIZED MORTGAGE OBLIGATIONS (13.5%)* continued
	Principal amount	Value

Fannie Mae
IFB Ser. 05-95, Class CI, IO, 1.315s, 2035	$ 2,964,143	$ 159,723
IFB Ser. 05-84, Class SG, IO, 1.315s, 2035	5,209,333	275,704
IFB Ser. 05-87, Class SG, IO, 1.315s, 2035	6,518,628	298,648
IFB Ser. 05-69, Class AS, IO, 1.315s, 2035	1,366,934	67,706
IFB Ser. 04-92, Class S, IO, 1.315s, 2034	4,209,018	211,768
IFB Ser. 05-104, Class SI, IO, 1.315s, 2033	6,842,497	353,107
IFB Ser. 05-83, Class QI, IO, 1.305s, 2035	746,312	45,081
IFB Ser. 05-92, Class SC, IO, 1.295s, 2035	6,944,207	360,785
IFB Ser. 06-20, Class PI, IO, 1.295s, 2030	6,936,877	243,636
IFB Ser. 05-83, Class SL, IO, 1.285s, 2035	13,423,130	614,057
IFB Ser. 06-20, Class IG, IO, 1.265s, 2036	18,701,112	782,311
IFB Ser. 06-8, Class NS, IO, 1.245s, 2036	8,916,714	450,410
IFB Ser. 06-45, Class SM, IO, 1.215s, 2036	4,580,221	210,406
IFB Ser. 06-20, Class IB, IO, 1.205s, 2036	8,015,283	321,894
IFB Ser. 05-95, Class OI, IO, 1.205s, 2035	419,706	25,194
IFB Ser. 06-42, Class CI, IO, 1.165s, 2036	14,819,600	681,061
IFB Ser. 03-112, Class SA, IO, 1.115s, 2028	2,599,274	76,971
IFB Ser. 06-58, Class SI, IO, 1.155s, 2036	8,763,679	411,861
Ser. 03-W17, Class 12, IO, 1.157s, 2033	5,875,214	171,061
Ser. 03-W10, Class 1A, IO, 1.058s, 2043	8,660,785	121,795
Ser. 03-W10, Class 3A, IO, 1.038s, 2043	10,341,021	161,716
IFB Ser. 05-67, Class BS, IO, 0.765s, 2035	3,464,613	107,186
IFB Ser. 05-74, Class SE, IO, 0.715s, 2035	7,612,647	190,525
Ser. 00-T6, IO, 0.754s, 2030	9,349,879	134,405
IFB Ser. 05-87, Class SE, IO, 0.665s, 2035	25,798,643	628,742
IFB Ser. 04-54, Class SW, IO, 0.615s, 2033	1,601,020	37,794
Ser. 02-T18, IO, 0.524s, 2042	16,216,196	187,254
Ser. 05-113, Class DO, PO (Principal only), zero %, 2036	284,318	223,576
Ser. 363, Class 1, PO, zero %, 2035	8,564,964	6,046,771
Ser. 361, Class 1, PO, zero %, 2035	6,303,905	4,791,389
Ser. 04-38, Class AO, PO, zero %, 2034	1,122,190	795,352
Ser. 342, Class 1, PO, zero %, 2033	545,720	407,414
Ser. 02-82, Class TO, PO, zero %, 2032	413,424	315,300
Ser. 04-61, Class CO, PO, zero %, 2031	919,000	683,075
Ser. 99-51, Class N, PO, zero %, 2029	167,595	134,233
Ser. 99-52, Class MO, PO, zero %, 2026	1,072	1,047
FRB Ser. 05-117, Class GF, zero %, 2036	682,788	643,101
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-59, Class 1A3, 7 1/2s, 2043	944,447	986,320
Ser. T-58, Class 4A, 7 1/2s, 2043	13,072	13,578
Ser. T-41, Class 3A, 7 1/2s, 2032	2,259,651	2,341,721
Ser. T-60, Class 1A2, 7s, 2044	4,358,775	4,484,473
Ser. T-57, Class 1AX, IO, 0.460s, 2043	5,236,402	50,382
FFCA Secured Lending Corp. Ser. 00-1, Class X, IO, 1.382s, 2020	11,554,453	635,561
First Union Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 5.35s, 2035	891,000	553,708
First Union-Lehman Brothers Commercial Mortgage
Trust II Ser. 97-C2, Class G, 7 1/2s, 2029	1,219,000	1,321,553

COLLATERALIZED MORTGAGE OBLIGATIONS (13.5%)* continued
	Principal amount	Value

Freddie Mac
IFB Ser. 3153, Class UK, 8.227s, 2036	$ 98,715	$ 103,787
Ser. 3114, Class BL, IO, 7 1/2s, 2030	317,215	61,613
IFB Ser. 2963, Class SV, 7 1/8s, 2034	613,000	613,742
IFB Ser. 3182, Class PS, 7 1/8s, 2032	471,000	491,773
IFB Ser. 2996, Class SA, 5.036s, 2035	990,950	885,042
IFB Ser. 3081, Class DC, 5.001s, 2035	1,141,698	1,060,974
IFB Ser. 3114, Class GK, 4.925s, 2036	754,428	704,281
IFB Ser. 2979, Class AS, 4.588s, 2034	502,638	472,008
IFB Ser. 3072, Class SA, 4.441s, 2035	437,110	392,187
IFB Ser. 3072, Class SM, 4.111s, 2035	703,821	622,304
IFB Ser. 3072, Class SB, 3.965s, 2035	664,399	583,997
IFB Ser. 3065, Class DC, 3.754s, 2035	1,708,217	1,490,324
IFB Ser. 3050, Class SA, 3.453s, 2034	1,227,461	1,068,184
IFB Ser. 2828, Class TI, IO, 1.681s, 2030	1,657,306	92,706
IFB Ser. 3033, Class SF, IO, 1.601s, 2035	2,445,019	87,104
IFB Ser. 3028, Class ES, IO, 1.381s, 2035	8,240,941	501,223
IFB Ser. 3042, Class SP, IO, 1.381s, 2035	1,934,033	118,363
IFB Ser. 3045, Class DI, IO, 1.361s, 2035	17,869,596	707,954
IFB Ser. 3054, Class CS, IO, 1.331s, 2035	1,921,971	82,285
IFB Ser. 3107, Class DC, IO, 1.501s, 2035	8,633,604	521,281
IFB Ser. 3066, Class SI, IO, 1.331s, 2035	5,572,868	325,996
IFB Ser. 3031, Class BI, IO, 1.321s, 2035	1,577,003	98,375
IFB Ser. 3067, Class SI, IO, 1.281s, 2035	6,482,045	393,813
IFB Ser. 3114, Class TS, IO, 1.281s, 2030	11,020,785	449,500
IFB Ser. 3114, Class BI, IO, 1.281s, 2030	4,731,409	179,096
IFB Ser. 3174, Class BS, IO, 1.151s, 2036	5,436,173	202,737
IFB Ser. 3065, Class DI, IO, 1.421s, 2035	1,242,863	71,360
IFB Ser. 3081, Class DI, IO, 1.111s, 2035	1,617,131	75,588
IFB Ser. 3016, Class SP, IO, 0.741s, 2035	1,635,371	44,462
IFB Ser. 3016, Class SQ, IO, 0.741s, 2035	3,904,528	112,255
IFB Ser. 2937, Class SY, IO, 0.731s, 2035	1,511,276	39,671
IFB Ser. 2815, Class S, IO, 0.631s, 2032	3,805,664	91,564
Ser. 236, PO, zero %, 2036	1,492,286	1,112,898
Ser. 3045, Class DO, PO, zero %, 2035	1,366,510	1,043,042
Ser. 231, PO, zero %, 2035	8,683,930	6,200,768
Ser. 228, PO, zero %, 2035	6,263,568	4,661,575
Ser. 215, PO, zero %, 2031	335,647	274,811
Ser. 2235, PO, zero %, 2030	398,802	305,582
FRB Ser. 3022, Class TC, zero %, 2035	301,807	349,483
FRB Ser. 2986, Class XT, zero %, 2035	182,935	198,313
FRB Ser. 3046, Class WF, zero %, 2035	436,710	434,241
FRB Ser. 3054, Class XF, zero %, 2034	187,833	193,879
GE Capital Commercial Mortgage Corp. 144A
Ser. 00-1, Class F, 7.513s, 2033	251,000	264,626
Ser. 00-1, Class G, 6.131s, 2033	1,159,000	1,017,294
GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	1,022,427	1,020,845

COLLATERALIZED MORTGAGE OBLIGATIONS (13.5%)* continued
		Principal amount	Value

Government National Mortgage Association
IFB Ser. 05-66, Class SP, 2.938s, 2035		$ 1,038,563	$ 898,950
IFB Ser. 06-26, Class S, IO, 1.122s, 2036		2,512,375	108,278
IFB Ser. 05-65, Class SI, IO, .972s, 2035		4,177,597	152,282
IFB Ser. 05-68, Class SI, IO, .922s, 2035		13,825,404	548,418
IFB Ser. 06-14, Class S, IO, 0.872s, 2036		4,154,707	138,615
IFB Ser. 05-51, Class SJ, IO, 0.822s, 2035		4,101,635	151,541
IFB Ser. 05-68, Class S, IO, 0.822s, 2035		8,089,841	290,241
Ser. 98-2, Class EA, PO, zero %, 2028		161,606	122,677
GS Mortgage Securities Corp. II 144A FRB
Ser. 03-FL6A, Class L, 8.619s, 2015		417,000	419,346
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031		492,082	454,044
Ser. 98-C4, Class J, 5.6s, 2035		965,000	851,019
Lehman Brothers Floating Rate Commercial Mortgage
Trust 144A FRB Ser. 03-LLFA, Class L, 9.08s, 2014		1,181,000	1,182,215
Lehman Mortgage Trust, IFB Ser. 06-3, Class 1A7, IO,
0.015s, 2036		1,612,261	6,297
Lehman Mortgage Trust, Ser. 06-4, Class 1A3, IO, 5s, 2036		2,485,000	15,919
Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040		1,154,000	931,314
Ser. 04-1A, Class K, 5.45s, 2040		411,000	322,796
Ser. 04-1A, Class L, 5.45s, 2040		187,000	132,697
Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2,
Class JS, IO, 2.147s, 2028		6,385,451	317,133
Mezz Cap Commercial Mortgage Trust 144A Ser. 04-C1,
Class X, IO, 8.049s, 2037		1,433,428	520,793
Morgan Stanley Capital I Ser. 98-CF1, Class E,
7.35s, 2032		2,455,000	2,510,561
Morgan Stanley Capital I 144A Ser. 04-RR, Class F7, 6s, 2039		3,360,000	2,335,240
Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E, 7.095s, 2030		459,501	469,153
Ser. 97-MC2, Class X, IO, 1.419s, 2012		5,215,548	40,134
Permanent Financing PLC FRB Ser. 8, Class 2C, 5.7s,
2042 (United Kingdom)		1,112,000	1,111,709
PNC Mortgage Acceptance Corp. 144A Ser. 00-C1,
Class J, 6 5/8s, 2010		285,000	266,267
Quick Star PLC FRB Ser. 1, Class D, 5.59s, 2011
(United Kingdom)	GBP	644,271	1,202,724
SBA CMBS Trust 144A Ser. 05-1A, Class E, 6.706s, 2035		$ 595,000	587,271
STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018 (Cayman Islands)		316,000	262,280
Ser. 03-1A, Class N, 5s, 2018 (Cayman Islands)		376,000	285,789
Ser. 04-1A, Class M, 5s, 2018 (Cayman Islands)		345,000	285,380
Ser. 04-1A, Class N, 5s, 2018 (Cayman Islands)		325,000	247,203
Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E, 5.763s, 2014 (Ireland)	GBP	674,000	1,258,223
FRB Ser. 05-CT1A, Class D, 5.702s, 2014 (Ireland)	GBP	1,228,269	2,292,932
FRB Ser. 04-2A, Class D, 3.992s, 2014 (Ireland)	EUR	686,117	875,485
FRB Ser. 04-2A, Class C, 3.592s, 2014 (Ireland)	EUR	308,015	393,027

COLLATERALIZED MORTGAGE OBLIGATIONS (13.5%)* continued
		Principal amount	Value

URSUS EPC 144A FRB Ser. 1-A, Class D, 5.64s, 2012
(Ireland)	GBP	684,793	$ 1,278,371
Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 8.669s, 2018		$ 917,000	909,352

Total collateralized mortgage obligations (cost $181,206,083)			$ 177,116,455

ASSET-BACKED SECURITIES (12.7%)*
		Principal amount	Value

Americredit Automobile Receivables Trust 144A
Ser. 05-1, Class E, 5.82s, 2012		$ 557,594	$ 556,953
Ameriquest Finance NIM Trust 144A Ser. 04-RN9,
Class N2, 10s, 2034 (Cayman Islands)		516,977	480,789
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038		743,000	762,227
Ser. 04-1A, Class E, 6.42s, 2039		420,000	408,365
Asset Backed Securities Corp. Home Equity
Loan Trust 144A
FRB Ser. 06-HE2, Class M10, 7.885s, 2036		1,001,000	901,538
FRB Ser. 06-HE2, Class M11, 7.885s, 2036		886,000	720,385
Aviation Capital Group Trust 144A FRB Ser. 03-2A,
Class G1, 6.078s, 2033		553,064	553,885
Bank One Issuance Trust FRB Ser. 03-C4, Class C4,
6.399s, 2011		740,000	751,027
Bear Stearns Asset Backed Securities NIM Trust 144A
Ser. 04-HE10, Class A1, 4 1/4s, 2034
(Cayman Islands)		25,421	25,262
Bear Stearns Asset Backed Securities, Inc.
Ser. 04-FR3, Class M6, 8.635s, 2034		507,000	506,366
FRB Ser. 06-PC1, Class M9, 7.135s, 2035		364,000	296,774
Bear Stearns Asset Backed Securities, Inc. 144A FRB
Ser. 06-HE2, Class M10, 7.635s, 2036		552,000	499,905
Bombardier Capital Mortgage
Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030		1,693,967	1,217,009
Ser. 00-A, Class A2, 7.575s, 2030		307,490	214,172
Ser. 99-B, Class A4, 7.3s, 2016		1,447,533	971,047
Ser. 99-B, Class A3, 7.18s, 2015		2,474,127	1,631,764
FRB Ser. 00-A, Class A1, 5.529s, 2030		324,357	184,884
Broadhollow Funding, LLC 144A FRB Ser. 04-A,
Class Sub, 6.57s, 2009		1,174,000	1,187,618
Capital Auto Receivables Asset Trust 144A Ser. 06-1,
Class D, 7.16s, 2013		500,000	496,523
CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B4, 10.869s, 2011
(Cayman Islands)		330,105	344,726
FRB Ser. 04-AA, Class B3, 8.719s, 2011
(Cayman Islands)		56,179	57,426

ASSET-BACKED SECURITIES (12.7%)* continued
	Principal amount	Value

Chase Credit Card Master Trust FRB Ser. 03-3,
Class C, 6.410s, 2010	$ 860,000	$ 874,458
CHEC NIM Ltd., 144A
Ser. 04-2, Class N2, 8s, 2034 (Cayman Islands)	56,273	56,020
Ser. 04-2, Class N3, 8s, 2034 (Cayman Islands)	112,000	106,450
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-WMC1, Class M10, 8.885s, 2035	177,000	158,643
FRB Ser. 05-HE4, Class M11, 7.885s, 2035	599,000	499,791
FRB Ser. 05-HE4, Class M12, 7.435s, 2035	899,000	721,518
Conseco Finance Securitizations Corp.
Ser. 01-4, Class B1, 9.4s, 2033	1,434	7
Ser. 00-2, Class A5, 8.85s, 2030	2,220,000	1,865,224
Ser. 00-2, Class A4, 8.48s, 2030	127,514	126,957
Ser. 00-4, Class A6, 8.31s, 2032	7,133,000	6,064,327
Ser. 00-5, Class A7, 8.2s, 2032	1,053,000	890,312
Ser. 00-1, Class A5, 8.06s, 2031	2,313,481	2,001,568
Ser. 00-4, Class A5, 7.97s, 2032	470,000	373,593
Ser. 00-5, Class A6, 7.96s, 2032	463,000	393,294
Ser. 00-4, Class A4, 7.73s, 2031	1,033,728	973,772
Ser. 01-3, Class M2, 7.44s, 2033	298,489	26,864
Ser. 01-4, Class A4, 7.36s, 2033	523,000	504,883
Ser. 00-6, Class A5, 7.27s, 2032	196,900	178,608
FRB Ser. 01-4, Class M1, 7.096s, 2033	573,000	217,740
Ser. 01-1, Class A5, 6.99s, 2032	1,709,000	1,556,397
Ser. 01-3, Class A4, 6.91s, 2033	5,996,000	5,642,668
Ser. 02-1, Class A, 6.681s, 2033	2,825,980	2,840,927
Ser. 01-3, Class A3, 5.79s, 2033	10,088	10,072
Consumer Credit Reference IDX Securities 144A FRB
Ser. 02-1A, Class A, 7.437s, 2007	1,494,000	1,518,278
Countrywide Asset Backed Certificates 144A
Ser. 04-6N, Class N1, 6 1/4s, 2035	100,800	100,336
Ser. 04-BC1N, Class Note, 5 1/2s, 2035	51,140	50,195
Countrywide Home Loans
FRB Ser. 05-22, Class 2A1, 5.304s, 2035	846,405	837,676
Ser. 06-0A5, Class X, IO, 1.362s, 2046	9,827,980	482,554
Ser. 05-2, Class 2X, IO, zero %, 2035	13,258,588	302,462
Countrywide Home Loans 144A IFB Ser. 05-R1,
Class 1AS, IO, 0.747s, 2035 (SN)	8,462,983	169,260
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038
(Cayman Islands)	838,000	805,855
DB Master Finance, LLC 144A Ser. 06-1, Class M1,
8.285s, 2031	545,000	552,502
First Chicago Lennar Trust 144A Ser. 97-CHL1,
Class E, 7.636s, 2039	3,460,001	3,508,116
First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 04-FF7, Class A4, 5.685s, 2034	13,045,184	13,065,739
Fremont NIM Trust 144A
Ser. 04-3, Class B, 7 1/2s, 2034	84,469	78,874
Ser. 04-3, Class A, 4 1/2s, 2034	70,176	69,785

ASSET-BACKED SECURITIES (12.7%)* continued
		Principal amount	Value

Gears Auto Owner Trust Ser. 05-AA, Class E1, 8.22s, 2012		$ 1,347,000	$ 1,327,812
Granite Mortgages PLC
FRB Ser. 02-1, Class 1C, 6.8s, 2042 (United Kingdom)		620,808	623,680
FRB Ser. 03-2, Class 3C, 6.287s, 2043
(United Kingdom)	GBP	2,090,000	4,011,247
FRB Ser. 03-2, Class 2C1, 5.2s, 2043 (United Kingdom)	EUR	2,785,000	3,673,063
Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$ 1,703,968	1,488,625
Ser. 94-4, Class B2, 8.6s, 2019		689,469	497,705
Ser. 93-1, Class B, 8.45s, 2018		1,392,322	1,322,742
Ser. 99-5, Class A5, 7.86s, 2030		8,746,000	7,628,251
Ser. 96-8, Class M1, 7.85s, 2027		754,000	633,474
Ser. 95-8, Class B1, 7.3s, 2026		704,416	559,036
Ser. 95-4, Class B1, 7.3s, 2025		726,329	715,888
Ser. 97-6, Class M1, 7.21s, 2029		873,000	654,750
Ser. 95-F, Class B2, 7.1s, 2021		129,863	130,106
Ser. 99-3, Class A7, 6.74s, 2031		1,438,000	1,364,924
Ser. 99-3, Class A5, 6.16s, 2031		63,555	63,952
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		3,512,596	3,203,934
Ser. 99-5, Class A4, 7.59s, 2028		104,790	105,908
GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011		712,336	709,263
GSAMP Trust 144A
Ser. 04-NIM2, Class N, 4 7/8s, 2034		261,673	260,547
Ser. 04-NIM1, Class N2, zero %, 2034		377,789	278,242
GSMPS Mortgage Loan Trust 144A
IFB Ser. 05-RP1, Class 1AS, IO, 0.857s, 2035 (SN)		50,516,058	1,341,270
IFB Ser. 06-RP1, Class 1AS, IO, 0.433s, 2036 (SN)		8,193,371	168,016
Guggenheim Structured Real Estate Funding, Ltd. FRB
Ser. 05-1A, Class E, 7.185s, 2030 (Cayman Islands)		721,000	721,000
Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 7.385s, 2030
(Cayman Islands)		729,000	733,884
HASCO NIM Trust 144A Ser. 05-OP1A, Class A, 6 1/4s, 2035		644,581	622,794
Holmes Financing PLC FRB Ser. 8, Class 2C, 6.227s,
2040 (United Kingdom)		458,000	459,008
LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 8.4s, 2036
(Cayman Islands)		1,485,000	1,605,134
FRB Ser. 02-1A, Class FFL, 8.15s, 2037
(Cayman Islands)		2,440,000	2,440,000
Long Beach Mortgage Loan Trust
FRB Ser. 06-2, Class M10, 7.885s, 2036		627,000	528,248
Ser. 04-3, Class S1, IO, 4 1/2s, 2006		1,488,459	31,630
Long Beach Mortgage Loan Trust 144A FRB Ser. 06-2,
Class B, 7.885s, 2036		627,000	490,628
Lothian Mortgages PLC 144A FRB Ser. 3A, Class D,
5.537s, 2039 (United Kingdom)	GBP	1,700,000	3,173,560
Madison Avenue Manufactured Housing Contract FRB
Ser. 02-A, Class B1, 8.635s, 2032		$ 2,025,781	1,418,047

ASSET-BACKED SECURITIES (12.7%)* continued
	Principal amount	Value

MASTR Adjustable Rate Mortgages Trust Ser. 04-13,
Class 3A6, 3.786s, 2034	$ 554,000	$ 527,270
MASTR Asset Backed Securities NIM Trust 144A
Ser. 04-CI5, Class N2, 9s, 2034 (Cayman Islands)	214,317	64,295
Ser. 04-HE1A, Class Note, 5.191s, 2034
(Cayman Islands)	16,342	16,255
MBNA Credit Card Master Note Trust FRB Ser. 03-C5,
Class C5, 6.549s, 2010	860,000	875,444
Merrill Lynch Mortgage Investors, Inc.
Ser. 03-WM3N, Class N1, 8s, 2034	7,355	7,254
FRB Ser. 05-A9, Class 3A1, 5.298s, 2035	1,104,209	1,093,857
Ser. 05-1, Class 1A, 4.762s, 2035	36,949	36,597
Merrill Lynch Mortgage Investors, Inc. 144A
Ser. 04-FM1N, Class N1, 5s, 2035 (Cayman Islands)	19,712	19,484
Mid-State Trust Ser. 11, Class B, 8.221s, 2038	271,370	264,977
Morgan Stanley ABS Capital I FRB Ser. 04-HE8,
Class B3, 8.585s, 2034	458,000	464,829
Morgan Stanley Auto Loan Trust 144A Ser. 04-HB2,
Class E, 5s, 2012	291,074	281,270
Morgan Stanley Mortgage Loan Trust Ser. 05-5AR,
Class 2A1, 5.408s, 2035	3,542,649	3,528,811
N-Star Real Estate CDO, Ltd. 144A FRB Ser. 04-2A,
Class C1, 7.4s, 2039 (Cayman Islands)	500,000	514,141
Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	479,760	469,609
Ser. 04-B, Class C, 3.93s, 2012	205,672	199,560
Oakwood Mortgage Investors, Inc.
Ser. 99-D, Class A1, 7.84s, 2029	2,215,190	1,921,538
Ser. 00-A, Class A2, 7.765s, 2017	335,104	259,786
Ser. 95-B, Class B1, 7.55s, 2021	542,000	357,720
Ser. 00-D, Class A4, 7.4s, 2030	1,945,000	1,242,818
Ser. 02-B, Class A4, 7.09s, 2032	867,000	756,601
Ser. 99-B, Class A4, 6.99s, 2026	2,376,499	2,067,244
Ser. 01-D, Class A4, 6.93s, 2031	1,562,585	1,096,418
Ser. 01-C, Class A2, 5.92s, 2017	2,359,970	1,227,517
Ser. 02-C, Class A1, 5.41s, 2032	2,943,525	2,478,543
Ser. 01-D, Class A2, 5.26s, 2019	323,452	211,814
Ser. 01-E, Class A2, 5.05s, 2019	2,225,037	1,710,891
Ser. 02-A, Class A2, 5.01s, 2020	706,243	537,018
Oakwood Mortgage Investors, Inc. 144A Ser. 01-B,
Class A4, 7.21s, 2030	595,883	519,928
Ocean Star PLC 144A
FRB Ser. 04-A, Class E, 11.664s, 2018 (Ireland)	1,695,000	1,765,449
FRB Ser. 05-A, Class E, 9.764s, 2012 (Ireland)	466,000	475,600
Option One Mortgage Loan Trust FRB Ser. 05-4,
Class M11, 7.885s, 2035	783,000	689,285
Park Place Securities, Inc. FRB Ser. 04-MCW1,
Class A2, 5.765s, 2034	4,425,429	4,430,961

ASSET-BACKED SECURITIES (12.7%)* continued
		Principal amount	Value

Park Place Securities, Inc. 144A
FRB Ser. 05-WCW2, Class M11, 7.885s, 2035		$ 299,000	$ 225,838
FRB Ser. 04-MHQ1, Class M10, 7.885s, 2034		300,000	275,034
People’s Choice Net Interest Margin Note 144A
Ser. 04-2, Class B, 5s, 2034		180,369	179,699
Permanent Financing PLC
FRB Ser. 3, Class 3C, 6.45s, 2042 (United Kingdom)		680,000	687,960
FRB Ser. 6, Class 3C, 5.4s, 2042 (United Kingdom)	GBP	1,731,000	3,231,431
Residential Asset Securities Corp. Ser. 01-KS3,
Class AII, 5.615s, 2031		$ 7,142,263	7,144,205
Residential Asset Securities Corp. 144A
FRB Ser. 05-KS10, Class B, 8.135s, 2035		778,000	688,904
Ser. 04-N10B, Class A1, 5s, 2034		76,583	76,248
Residential Asset Securitization Trust IFB
Ser. 06-A7CB, Class 1A6, IO, 0.165s, 2036		912,621	9,839
Residential Mortgage Securities 144A FRB Ser. 20A,
Class B1A, 5.433s, 2038 (United Kingdom)	GBP	250,000	464,180
Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026		$ 211,864	211,682
SAIL Net Interest Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033 (Cayman Islands)		33,837	11,843
Ser. 03-BC2A, Class A, 7 3/4s, 2033 (Cayman Islands)		145,799	14,580
Ser. 03-10A, Class A, 7 1/2s, 2033 (Cayman Islands)		96,609	33,813
Ser. 03-5, Class A, 7.35s, 2033 (Cayman Islands)		25,156	12,578
Ser. 03-8A, Class A, 7s, 2033 (Cayman Islands)		14,179	1,702
Ser. 03-9A, Class A, 7s, 2033 (Cayman Islands)		20,059	2,006
Ser. 03-6A, Class A, 7s, 2033 (Cayman Islands)		6,641	3,321
Ser. 03-7A, Class A, 7s, 2033 (Cayman Islands)		40,481	14,168
Ser. 04-10A, Class A, 5s, 2034 (Cayman Islands)		124,924	124,469
Ser. 04-AA, Class A, 4 1/2s, 2034 (Cayman Islands)		3,568	3,560
Sasco Net Interest Margin Trust 144A
Ser. 05-WF1A, Class A, 4 3/4s, 2035		96,923	96,372
Ser. 03-BC1, Class B, zero %, 2033 (Cayman Islands)		530,404	63,649
Sharps SP I, LLC Net Interest Margin Trust 144A
Ser. 04-HS1N, Class Note, 5.92s, 2034
(Cayman Islands)		7,936	7,936
Ser. 04-HE2N, Class NA, 5.43s, 2034 (Cayman Islands)		15,268	15,154
Soundview Home Equity Loan Trust 144A FRB Ser. 05-4,
Class M10, 7.885s, 2036		463,000	420,607
South Coast Funding 144A FRB Ser. 3A, Class A2,
6.36s, 2038 (Cayman Islands)		200,000	200,180
Structured Asset Investment Loan Trust FRB
Ser. 04-9, Class A4, 5.685s, 2034		9,142,274	9,148,805
Structured Asset Investment Loan Trust 144A
FRB Ser. 06-BNC2, Class B1, 7.885s, 2036		600,000	534,974
FRB Ser. 05-HE3, Class M11, 7.885s, 2035		858,000	698,904
Structured Asset Receivables Trust 144A FRB
Ser. 05-1, 5.575s, 2015		3,501,697	3,500,604
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s,
2038 (Cayman Islands)		904,000	908,570

ASSET-BACKED SECURITIES (12.7%)* continued
	Principal amount	Value

TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A,
Class IV, 6.84s, 2037 (Cayman Islands)	$ 756,000	$ 744,594
Wells Fargo Home Equity Trust 144A Ser. 04-2,
Class N2, 8s, 2034 (Cayman Islands)	95,673	95,674
Wells Fargo Mortgage Backed Securities Trust
Ser. 05-AR16, Class 2A1, 4.945s, 2035	39,909	39,497
Ser. 05-AR13, Class 1A4, IO, 0.742s, 2035	29,600,562	532,161
Whinstone Capital Management, Ltd. 144A FRB Ser. 1A,
Class B3, 6.385s, 2044 (United Kingdom)	1,438,000	1,437,955
Whole Auto Loan Trust 144A Ser. 04-1, Class D, 5.6s, 2011	389,259	386,387

Total asset-backed securities (cost $167,868,032)		$ 165,742,605

SENIOR LOANS (7.4%)* (c)
	Principal amount	Value

Basic Materials (0.7%)
Celanese Corp. bank term loan FRN Ser. B, 7.499s, 2011	$ 525,538	$ 526,086
Georgia-Pacific Corp. bank term loan FRN Ser. B, 7.24s, 2013	1,641,750	1,639,456
Graphic Packaging Corp. bank term loan FRN Ser. C,
7.922s, 2010	262,187	264,060
Hercules, Inc. bank term loan FRN Ser. B, 7.01s, 2010	792,139	791,545
Huntsman International, LLC bank term loan FRN
Ser. B, 7.044s, 2012	1,162,244	1,155,615
Innophos, Inc. bank term loan FRN 7.679s, 2010	451,914	452,479
Nalco Co. bank term loan FRN Ser. B, 7.208s, 2010	517,064	516,030
NewPage Corp. bank term loan FRN Ser. B, 8.499s, 2011	387,058	388,025
Novelis, Inc. bank term loan FRN 7.38s, 2012	344,451	345,850
Novelis, Inc. bank term loan FRN Ser. B, 7.38s, 2012	598,256	600,687
Rockwood Specialties Group, Inc. bank term loan FRN
Ser. E, 7.126s, 2012	1,998,721	2,001,220
Smurfit-Stone Container Corp. bank term loan FRN
5.234s, 2010	43,665	43,835
Smurfit-Stone Container Corp. bank term loan FRN
Ser. B, 7.589s, 2011	227,214	228,098
Smurfit-Stone Container Corp. bank term loan FRN
Ser. C, 7.54s, 2011	106,294	106,707
		9,059,693

Capital Goods (0.3%)
Allied Waste Industries, Inc. bank term loan FRN
Ser. A, 5.334s, 2012	29,934	29,766
Allied Waste Industries, Inc. bank term loan FRN
Ser. B, 6.982s, 2012	76,390	75,968
Graham Packaging Corp. bank term loan FRN Ser. B,
7.747s, 2011	791,960	793,445
Hexcel Corp. bank term loan FRN Ser. B, 7.188s, 2012	728,935	728,935
Mueller Group, Inc. bank term loan FRN Ser. B,
7.465s, 2012	923,823	927,617

SENIOR LOANS (7.4%)* (c) continued
	Principal amount	Value

Capital Goods continued
Solo Cup Co. bank term loan FRN 7.823s, 2011	$ 537,377	$ 538,832
Terex Corp. bank term loan FRN Ser. D, 7.231s, 2013	100,000	100,125
Transdigm, Inc. bank term loan FRN 7.449s, 2013	450,000	450,985
		3,645,673

Communication Services (0.6%)
Centennial Cellular Operating Co., LLC bank term
loan FRN Ser. B, 7.68s, 2011	1,761,369	1,765,457
Consolidated Communications Holdings bank term loan
FRN Ser. D, 7.165s, 2011	297,884	296,209
Fairpoint Communications, Inc. bank term loan FRN
Ser. B, 7 1/4s, 2012	541,884	538,497
Intelsat, Ltd. bank term loan FRN Ser. B, 7.758s, 2013	1,200,000	1,203,000
Level 3 Communications, Inc. bank term loan FRN 8.413s, 2011	318,000	318,000
Madison River Capital, LLC bank term loan FRN
Ser. B, 7.73s, 2012	1,219,013	1,219,013
PanAmSat Corp. bank term loan FRN Ser. B, 7.981s, 2013	1,200,000	1,203,857
Syniverse Holdings, Inc. bank term loan FRN Ser. B,
7 1/4s, 2012	1,037,570	1,036,273
Windstream Corp. bank term loan FRN Ser. B, 5 3/4s, 2013	580,000	581,709
		8,162,015

Consumer Cyclicals (1.7%)
Adams Outdoor Advertising, LP bank term loan FRN
7.265s, 2012	830,761	831,453
Boise Cascade Corp. bank term loan FRN Ser. D,
7.182s, 2011	1,145,391	1,146,041
Boyd Gaming Corp. bank term loan FRN Ser. B, 6.804s, 2010	1,237,374	1,235,054
CCM Merger, Inc. bank term loan FRN Ser. B, 7.417s, 2012	1,187,011	1,180,779
Coinmach Service Corp. bank term loan FRN Ser. B-1,
7.781s, 2012	548,890	551,864
Cooper Tire & Rubber Co. bank term loan FRN Ser. B,
8s, 2012	755,167	757,763
Cooper Tire & Rubber Co. bank term loan FRN Ser. C,
8s, 2012	1,214,833	1,219,010
Custom Building Products bank term loan FRN Ser. B,
7.749s, 2011	1,181,498	1,184,452
Dex Media West, LLC bank term loan FRN Ser. B1,
6.731s, 2010	998,374	991,718
Dex Media West, LLC/Dex Media Finance Co. bank term
loan FRN Ser. B, 6.784s, 2010	493,783	490,360
Goodyear Tire & Rubber Co. (The) bank term loan FRN
7.954s, 2010	465,000	466,550
Landsource, Inc. bank term loan FRN Ser. B, 7 7/8s, 2010	150,000	150,000
Mega Bloks, Inc. bank term loan FRN Ser. B, 6.99s,
2012 (Canada)	123,539	123,307
Neiman Marcus Group, Inc. bank term loan FRN Ser. B,
7.77s, 2013	712,025	717,010

SENIOR LOANS (7.4%)* (c) continued
	Principal amount	Value

Consumer Cyclicals continued
Nortek Holdings, Inc. bank term loan FRN Ser. B,
7.35s, 2011	$ 394,975	$ 393,494
Oriental Trading Co. bank term loan FRN 8.231s, 2013	350,000	350,875
Penn National Gaming, Inc. bank term loan FRN
Ser. B, 6.911s, 2012	545,875	546,830
PRIMEDIA, Inc. bank term loan FRN Ser. B, 7 5/8s, 2013	297,000	292,471
R.H. Donnelley Finance Corp. bank term loan FRN
Ser. A-3, 6.73s, 2009	155,933	154,179
R.H. Donnelley Finance Corp. bank term loan FRN
Ser. D, 6.818s, 2011	2,055,524	2,038,182
R.H. Donnelley, Inc. bank term loan FRN Ser. D1,
6.922s, 2011	776,061	770,240
Raycom Media, Inc. bank term loan FRN Ser. B, 7s, 2013	795,846	789,877
Sealy Corp. bank term loan FRN Ser. D, 7.092s, 2012	443,046	442,908
Standard-Pacific Corp. bank term loan FRN Ser. B,
6.671s, 2013	199,999	195,749
Sun Media Corp. bank term loan FRN Ser. B, 7.126s,
2009 (Canada)	300,582	300,080
Trump Hotel & Casino Resort, Inc. bank term loan FRN
Ser. B-1, 8.03s, 2012	167,977	168,712
Trump Hotel & Casino Resort, Inc. bank term loan FRN
Ser. DD, 5.62s, 2012 (U)	168,500	169,237
TRW Automotive, Inc. bank term loan FRN Ser. B,
7.188s, 2010	1,045,793	1,043,178
TRW Automotive, Inc. bank term loan FRN Ser. B2,
6.813s, 2010	234,820	234,820
Venetian Casino Resort, LLC bank term loan FRN
Ser. B, 7 1/4s, 2011	1,012,507	1,010,134
Venetian Casino Resort, LLC bank term loan FRN
Ser. DD, 7 1/4s, 2011	208,764	208,275
Veterinary Centers of America, Inc. bank term loan
FRN Ser. B, 6 7/8s, 2011	495,895	495,895
Visant Holding Corp. bank term loan FRN Ser. C,
7.068s, 2010	1,056,773	1,060,736
Wembley, Inc. bank term loan FRN 6.99s, 2011
(United Kingdom)	247,500	247,036
William Carter Holdings Co. (The) bank term loan FRN
Ser. B, 6.702s, 2012	196,947	196,290
		22,154,559

Consumer Staples (2.2%)
Affiliated Computer Services, Inc. bank term loan
FRN Ser. B2, 7.481s, 2013	100,000	99,875
Affinion Group, Inc. bank term loan FRN Ser. B,
7.931s, 2013	1,924,695	1,931,313
Affinity Group Holdings bank term loan FRN Ser. B2,
7.85s, 2009	224,198	225,039
AMC Entertainment, Inc. bank term loan FRN Ser. B,
7.475s, 2013	348,250	349,121

SENIOR LOANS (7.4%)* (c) continued
	Principal amount	Value

Consumer Staples continued
Ashtead Group PLC bank term loan FRN Ser. B, 6.938s,
2009 (United Kingdom)	$ 643,500	$ 642,293
Avis Budget Car Rental bank term loan FRN Ser. B,
6.35s, 2012	700,000	693,438
Brand Services, Inc. bank term loan FRN 7.464s, 2009	249,371	249,371
Burger King Corp. bank term loan FRN Ser. B-1, 7s, 2013	350,254	348,832
Burlington Coat Factory Warehouse Corp. bank term
loan FRN Ser. B, 7.53s, 2013	698,250	678,175
Cablevision Systems Corp. bank term loan FRN Ser. B,
7.034s, 2013	2,144,625	2,131,015
CBRL Group, Inc. bank term loan FRN Ser. B, 6.63s, 2013	306,428	303,977
CBRL Group, Inc. bank term loan FRN Ser. DD, 5 3/4s, 2007 (U)	42,724	42,243
Cebridge Connections, Inc. bank term loan FRN
Ser. B, 7.739s, 2013	650,000	645,357
Century Cable Holdings bank term loan FRN 10 1/4s, 2009	1,220,000	1,169,021
Charter Communications bank term loan FRN Ser. B,
7.755s, 2013	1,600,254	1,602,019
Cinemark, Inc. bank term loan FRN Ser. C, 7.26s, 2011	494,937	494,782
DirecTV Holdings, LLC bank term loan FRN Ser. B,
6.9s, 2013	1,363,224	1,361,141
Domino’s, Inc. bank term loan FRN Ser. B, 6.978s, 2010	785,020	784,693
Gray Television, Inc. bank term loan FRN Ser. B,
7.01s, 2012	248,750	248,439
Insight Midwest, LP/Insight Capital, Inc. bank term
loan FRN 7 3/8s, 2009	136,500	136,493
Jack-in-the-Box, Inc. bank term loan FRN 6.748s, 2008	841,774	843,527
Jean Coutu Group, Inc. bank term loan FRN Ser. B,
7 5/8s, 2011 (Canada)	954,144	954,795
Mediacom Communications Corp. bank term loan FRN
Ser. C, 7.094s, 2015	987,500	982,210
Mediacom Communications Corp. bank term loan FRN
Ser. DD, 7.38s, 2015	240,000	238,700
MGM Studios, Inc. bank term loan FRN Ser. B, 7.749s, 2011	1,215,965	1,217,106
Olympus Cable Holdings, LLC bank term loan FRN
Ser. B, 10 1/4s, 2010	735,000	704,337
Prestige Brands, Inc. bank term loan FRN Ser. B,
7.23s, 2011	952,107	952,901
Prestige Brands, Inc. bank term loan FRN Ser. B-1,
7.664s, 2011	412,680	413,023
Regal Cinemas, Inc. bank term loan FRN Ser. B,
7.488s, 2010	1,209,917	1,202,629
Reynolds American, Inc. bank term loan FRN Ser. B,
7.256s, 2012	500,000	502,032
Six Flags, Inc. bank term loan FRN Ser. B, 7.609s, 2009	808,189	813,673
Spanish Broadcasting Systems, Inc. bank term loan
FRN 7 1/4s, 2012	791,980	790,000
Spectrum Brands, Inc. bank term loan FRN Ser. B,
8.334s, 2013	1,130,695	1,129,847

SENIOR LOANS (7.4%)* (c) continued
	Principal amount	Value

Consumer Staples continued
Universal City Development bank term loan FRN
Ser. B, 7.378s, 2011	$ 1,203,661	$ 1,202,908
Warner Music Group bank term loan FRN Ser. B,
7.311s, 2011	960,289	961,130
Young Broadcasting, Inc. bank term loan FRN Ser. B,
7.734s, 2012	1,459,218	1,452,378
		28,497,833

Energy (0.5%)
CR Gas Storage bank term loan FRN 7.033s, 2013	121,212	120,758
CR Gas Storage bank term loan FRN 7.033s, 2013	126,955	126,478
CR Gas Storage bank term loan FRN Ser. B, 7.033s, 2013	665,076	662,582
CR Gas Storage bank term loan FRN Ser. DD, 6 3/4s, 2013 (U)	84,848	84,530
Dresser, Inc. bank term loan FRN 8.65s, 2010	360,000	364,500
EPCO Holding, Inc. bank term loan FRN Ser. C,
7.388s, 2010	594,000	595,949
Key Energy Services, Inc. bank term loan FRN Ser. B,
8.9s, 2012	1,741,250	1,747,054
Meg Energy Corp. bank term loan FRN 7 1/2s, 2013 (Canada)	224,438	224,478
Meg Energy Corp. bank term loan FRN Ser. DD, 6s,
2013 (Canada) (U)	225,000	223,915
Petroleum Geo-Services ASA bank term loan FRN
Ser. B, 8s, 2012 (Norway)	100,176	100,627
Targa Resources, Inc. bank term loan FRN 7.33s, 2012	976,492	977,799
Targa Resources, Inc. bank term loan FRN 5.374s, 2012	236,129	236,445
Universal Compression, Inc. bank term loan FRN
Ser. B, 7s, 2012	295,006	295,498
Vulcan Energy Corp. bank term loan FRN Ser. B,
6.689s, 2011	815,074	814,055
		6,574,668

Financial (0.4%)
Ameritrade Holding Corp. bank term loan FRN Ser. B,
6.85s, 2013	1,017,405	1,014,607
Capital Automotive bank term loan FRN 7.1s, 2010 (R)	2,246,608	2,245,049
Fidelity National Information Solutions bank term
loan FRN Ser. B, 7.099s, 2013	929,942	929,669
Nasdaq Stock Market, Inc (The) bank term loan FRN
Ser. B, 6.975s, 2012	537,305	536,364
Nasdaq Stock Market, Inc (The) bank term loan FRN
Ser. C, 6.981s, 2012	310,570	310,027
		5,035,716

Health Care (0.5%)
Alderwoods Group, Inc. bank term loan FRN 7.389s, 2009	833,518	833,344
Community Health Systems, Inc. bank term loan FRN
Ser. B, 6.97s, 2011	630,775	630,282
DaVita, Inc. bank term loan FRN Ser. B, 7.436s, 2012	418,532	418,943

SENIOR LOANS (7.4%)* (c) continued
	Principal amount	Value

Health Care continued
Fresenius Medical Care AG & CO KGAA bank term loan
FRN Ser. B, 6.851s, 2013 (Germany)	$ 184,000	$ 182,262
Healthsouth Corp. bank term loan FRN Ser. B, 8.52s, 2013	2,350,000	2,343,636
Kinetic Concepts, Inc. bank term loan FRN Ser. B,
7 1/4s, 2011	99,941	100,358
LifePoint, Inc. bank term loan FRN Ser. B, 6.905s, 2012	1,173,412	1,167,709
Psychiatric Solutions, Inc. bank term loan FRN
Ser. B, 6.91s, 2012	307,692	307,308
Stewart Enterprises, Inc. bank term loan FRN Ser. B,
6.826s, 2011	212,080	212,080
		6,195,922

Technology (0.3%)
AMI Semiconductor, Inc. bank term loan FRN 6.85s, 2012	1,209,833	1,210,337
Aspect Software, Inc. bank term loan FRN 8 1/2s, 2011	50,000	49,938
Extensity, Inc. bank term loan FRN Ser. B, 7.711s, 2011	50,000	49,969
JDA Software Group, Inc. bank term loan FRN Ser. B,
7.788s, 2013	150,000	150,000
SunGard Data Systems, Inc. bank term loan FRN
Ser. B, 7.66s, 2013	1,209,847	1,214,082
UGS Corp. bank term loan FRN Ser. C, 7.35s, 2012	851,448	850,384
		3,524,710

Transportation (0.1%)
Mid Western Aircraft Systems bank term loan FRN
Ser. B, 7.746s, 2012	247,500	248,243
Travelcenters of America bank term loan FRN Ser. B,
7.023s, 2011	1,044,750	1,043,705
United Airlines bank term loan FRN Ser. B, 8 5/8s, 2012	568,750	574,793
United Airlines bank term loan FRN Ser. DD, 9 1/8s, 2012	81,250	82,113
		1,948,854

Utilities & Power (0.2%)
El Paso Corp. bank term loan FRN 4.98s, 2009	406,000	406,406
El Paso Corp. bank term loan FRN Ser. B, 8 1/4s, 2009	637,852	638,729
NRG Energy, Inc. bank term loan FRN Ser. B, 7.231s, 2013	1,367,573	1,370,849
		2,415,984

Total senior loans (cost $97,808,376)		$ 97,215,627

UNITS (0.2%)* (cost $2,676,027)
	Units	Value

XCL, Ltd. Equity Units (F)	1,327	$ 2,618,429

PREFERRED STOCKS (0.2%)*
	Shares	Value

First Republic Capital Corp. 144A 10.50% pfd.	750	$ 798,750
Ion Media Networks, Inc. 14.25% cum. pfd. PIK	20	171,000
Rural Cellular Corp. Ser. B, 11.375% cum. pfd.	828	1,001,880

Total preferred stocks (cost $1,533,744)		$ 1,971,630

COMMON STOCKS (0.1%)*
	Shares	Value

Coinmach Service Corp. IDS (Income Deposit Securities)	45,911	$ 774,978
Comdisco Holding Co., Inc.	908	13,874
Contifinancial Corp. Liquidating Trust Units	5,273,336	1,648
Knology, Inc. †	381	3,863
Sterling Chemicals, Inc. †	497	6,913
Sun Healthcare Group, Inc. †	1,662	14,410
USA Mobility, Inc.	27	466
VFB LLC (acquired various dates from 6/21/99 through
12/08/03, cost $1,311,474) (F) ‡ †	1,795,382	38,152
WHX Corp. †	36,177	314,740

Total common stocks (cost $8,984,801)		$ 1,169,044

CONVERTIBLE PREFERRED STOCKS (—%)*
	Shares	Value

Emmis Communications Corp. Ser. A, $3.125
cum. cv. pfd.	4,826	$ 212,344
Ion Media Networks, Inc. 144A 9.75%	35	245,000

Total convertible preferred stocks (cost $596,736)		$ 457,344

CONVERTIBLE BONDS AND NOTES (—%)* (cost $165,000)
	Principal amount	Value

Manor Care, Inc. 144A cv. sr. notes 2 1/8s, 2035	$165,000	$ 194,081

PURCHASED OPTIONS OUTSTANDING (0.4%)*
			Expiration date/
		Contract amount	strike price	Value

Option on an interest rate swap
with Citibank, N.A. London for the right
to receive a fixed rate of 4.55% versus
the six month EUR-EURIBOR-Telerate
maturing on June 8, 2016.	EUR	47,270,000	Jun-11/$4.56	$ 1,343,249
Option on an interest rate swap
with Lehman Brothers for the right
to receive a fixed rate of 4.545%
versus the six month
EUR-EURIBOR-Telerate maturing on
June 9, 2016.	EUR	47,270,000	Jun-11/$4.55	1,314,900
Option on an interest rate swap
with Citibank, N.A. London for the
right to pay a fixed rate of 4.55%
versus the six month EUR-EURIBOR-Telerate
maturing on June 8, 2016.	EUR	47,270,000	Jun-11/ $4.56	1,106,808
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the right to pay
a fixed rate swap of 4.545% semi-annually
versus the six month EUR-EURIBOR-Telerate
maturing June 9, 2016.	EUR	47,270,000	Jun-11/$4.55	1,103,792

Total purchased options outstanding (cost $4,938,590)				$ 4,868,749

WARRANTS (—%)* †
	Expiration	Strike
	date	price	Warrants	Value

Dayton Superior Corp. 144A	6/15/09	.01	1,980	$ 20
MDP Acquisitions PLC 144A (Ireland)	10/01/13	EUR .001	960	26,880
Ubiquitel, Inc. 144A	4/15/10	22.74	3,210	32

Total warrants (cost $219,448)				$ 26,932

EQUITY VALUE CERTIFICATES (—%)* † (cost $107,609)
		Maturity date	Certificates	Value

ONO Finance PLC 144A (United Kingdom)		3/16/11	780	$ 8

SHORT-TERM INVESTMENTS (13.8%)*
	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 5.27% to 5.44%
and due dates ranging from August 1, 2006,
to August 23, 2006 (d)	$ 4,721,404	$ 4,719,780
Putnam Prime Money Market Fund (e)	171,684,435	171,684,435
U.S. Treasury Bills 4.75%, August 17, 2006 #	4,011,000	4,002,577

Total short-term investments (cost $180,406,792)		$ 180,406,792

TOTAL INVESTMENTS
Total investments (cost $1,463,095,476)		$ 1,459,819,084

* Percentages indicated are based on net assets of $1,310,078,473.

**** Security is in default of principal and interest.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at July 31, 2006.

†† The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at July 31, 2006 was $3,484,032 or 0.3% of net assets.

(SN) The securities noted above were purchased during the period for an aggregate cost of $2,283,487. During the period, questions arose regarding a potential misidentification of the characteristics of these securities. As a result of initial inquiries into the matter, the values of these securities were adjusted. As of July 31, 2006, the aggregate values of these securities totaled $1,678,546. An investigation of the facts surrounding the acquisition and valuation of these securities is currently underway to determine whether the Fund may have claims against other parties in this regard.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2006.

(R) Real Estate Investment Trust.

(c) Senior loans are exempt from registration under the Security Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at July 31, 2006. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

(U) A portion of the position represents unfunded loan commitments (Note 7).

At July 31, 2006, liquid assets totaling $342,346,420 have been designated as collateral for open forward commitments, swap contracts and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at July 31, 2006.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at July 31, 2006.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at July 31, 2006 (as a percentage of Portfolio Value):

Argentina	0.7%
Austria	0.7
Brazil	1.5
Canada	1.0
Cayman Islands	1.1
France	2.6
Germany	2.1
Ireland	2.2
Japan	4.5
Luxembourg	0.6
Russia	1.0
Sweden	0.7
United Kingdom	1.9
United States	76.9
Other	2.5

Total	100.0%

WRITTEN OPTIONS OUTSTANDING at 7/31/06 (premiums received $921,579)
		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap with Citibank
for the obligation to pay a fixed rate of 0.60%
versus the six month JPY-LIBOR maturing on
January 31, 2008.	JPY	30,355,300,000	Jan-07/$0.60	$1,059,332
Option on an interest rate swap with Citibank
for the obligation to pay a fixed rate of 1.165%
versus the one year JPY-LIBOR maturing on
April 3, 2008.	JPY	25,769,748,000	Apr-03/$1.17	416,658

Total				$1,475,990

FORWARD CURRENCY CONTRACTS TO BUY at 7/31/06 (aggregate face value $159,026,937)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$38,524,737	$37,964,313	10/18/06	$ 560,424
British Pound	34,018,448	33,575,296	9/20/06	443,152
Canadian Dollar	9,735,546	9,779,947	10/18/06	(44,401)
Czech Korunas	6,591,838	6,600,578	9/20/06	(8,740)
Danish Krone	2,391,370	2,432,767	9/20/06	(41,397)
Euro	9,939,200	9,818,258	9/20/06	120,942
Japanese Yen	16,062,644	16,095,763	8/16/06	(33,119)
Malaysian Ringgit	3,328,597	3,309,499	8/16/06	19,098
Norwegian Krone	4,905,661	4,882,257	9/20/06	23,404
Polish Zloty	4,411,278	4,333,379	9/20/06	77,899
South African Rand	3,367,484	3,257,590	10/18/06	109,894
South Korean Won	6,993,542	7,189,885	8/16/06	(196,343)
Swedish Krona	6,598,742	6,615,574	9/20/06	(16,832)
Swiss Franc	9,815,698	9,875,891	9/20/06	(60,193)
Thai Baht	3,348,072	3,295,940	8/16/06	52,132

Total				$1,005,920

FORWARD CURRENCY CONTRACTS TO SELL at 7/31/06 (aggregate face value $297,619,617)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

British Pound	$ 31,950,430	$ 31,541,732	9/20/06	$(408,698)
Canadian Dollar	17,519,343	17,433,906	10/18/06	(85,437)
Euro	124,967,244	125,461,307	9/20/06	494,063
Japanese Yen	75,853,917	75,852,402	8/16/06	(1,515)
New Zealand Dollar	921	914	10/18/06	(7)
Norwegian Krone	6,605,518	6,493,136	9/20/06	(112,382)
Singapore Dollar	3,290,440	3,278,132	8/16/06	(12,308)
Swedish Krona	26,803,662	26,825,076	9/20/06	21,414
Swiss Franc	10,782,588	10,733,012	9/20/06	(49,573)

Total				$(154,443)

FUTURES CONTRACTS OUTSTANDING at 7/31/06

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Yen 90 day TFX (Short)	300	$65,108,810	Dec-06	$ (24,220)
Euro-Yen 90 day TFX (Short)	300	64,712,244	Dec-07	(33,866)
Euro-Yen 90 dayTFX (Long)	600	129,791,557	Jun-07	59,812
90 day Bank Bill (Long)	869	155,866,543	Dec-06	(53,431)
Euro 90 day (Long)	636	150,334,500	Dec-06	(281,142)
Euro 90 day (Short)	102	24,133,200	Mar-07	8,648
Euro 90 day (Long)	346	81,759,800	Sep-06	(394,516)
Canadian Government Bond 10 yr (Long)	23	2,293,283	Sep-06	9,068
Euro-Bobl 5 yr (Long)	126	17,667,676	Sep-06	47,937
Euro-Bund 10 yr (Short)	216	32,191,951	Sep-06	(218,285)
Japanese Government Bond 10 yr (Long)	85	98,059,780	Sep-06	341,084
U.K. Gilt 10 yr (Long)	63	12,905,170	Sep-06	(51,953)
U.S. Treasury Note 10 yr (Long)	252	26,719,875	Sep-06	172,300
U.S. Treasury Note 2 yr (Short)	1,605	326,567,344	Sep-06	70,411
U.S. Treasury Note 5 yr (Short)	1,479	154,139,531	Sep-06	(706,793)
U.S. Treasury Bond 20 yr (Short)	283	30,643,594	Sep-06	(498,309)

Total				$(1,553,255)

TBA SALE COMMITMENTS OUTSTANDING at 7/31/06 (proceeds receivable $84,349,031)

		Principal	Settlement
		amount	date	Value

5s, August 1, 2021		$21,500,000	8/17/06	$20,886,915
4 1/2s, September 1, 2021		40,000,000	9/18/06	38,159,375
4 1/2s, August 1, 2021		27,200,000	8/17/06	25,973,876

Total				$85,020,166

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/06

			Payments	Payments	Unrealized
Swap counterparty /		Termination	made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$900,000	9/1/15	3 month USD-LIBOR-BBA	4.53%	$(54,295)

	32,700,000	3/30/09	3.075%	3 month USD-LIBOR-BBA	1,673,286

	6,900,000	1/27/14	4.35%	3 month USD-LIBOR-BBA	480,936

Citibank, N.A.
NOK	93,000,000	7/14/10	6 month NOK-NIBOR-NIBR	3.40%	(572,986)

EUR	11,000,000	7/14/10	2.7515%	6 month
				EUR-EURIBOR-Telerate	566,746

	$46,380,000	7/27/09	5.504%	3 month USD-LIBOR-BBA	(176,218)

JPY	5,544,600,000	4/26/11	6 month JPY-LIBOR-BBA	1.56125%	267,956

JPY	2,400,000,000	4/22/13	1.9225%	6 month JPY-LIBOR-BBA	(254,622)

JPY	10,565,597,000 (E)	4/3/08	1 year JPY-LIBOR-BBA	1.165%	84,030

EUR	40,770,000	4/26/11	3.8345%	6 month
				EUR-EURIBOR-Telerate	33,775

JPY	750,000,000	4/21/36	6 month JPY-LIBOR-BBA	2.775%	96,752

EUR	4,600,000	7/22/10	2.825%	6 month
				EUR-EURIBOR-Telerate	222,250

NOK	36,700,000	7/22/10	6 month NOK-NIBOR-NIBR	3.52%	(202,111)

JPY	2,600,000,000	2/10/16	6 month JPY-LIBOR-BBA	1.755%	(488,816)

Credit Suisse First Boston International
	$11,257,600	7/9/14	4.945%	3 month USD-LIBOR-BBA	403,370

Credit Suisse International
EUR	5,062,000	7/17/21	6 month EUR-EURIBOR-
			Telerate	4.445%	87,438

CHF	35,768,000	7/17/09	2.555%	6 month CHF-LIBOR-BBA	(42,958)

CHF	7,255,000	7/17/21	3.3125%	6 month CHF-LIBOR-BBA	(63,413)

CHF	29,020,000	7/17/13	6 month CHF-LIBOR-BBA	2.9925%	132,194

EUR	19,571,000	7/17/13	4.146%	6 month
				EUR-EURIBOR-Telerate	(189,591)

EUR	23,621,000	7/17/09	6 month EUR-EURIBOR-
			Telerate	3.896%	89,986

GBP	2,910,000	4/3/36	GBP 7,330,962 at maturity	6 month USD-LIBOR-BBA	283,416

Deutsche Bank AG
ZAR	23,880,000	7/6/11	3 month ZAR-JIBAR-SAFEX	9.16%	14,236

JPMorgan Chase Bank, N.A.
JPY	5,079,000,000	7/24/13	1.7875%	6 month JPY-LIBOR-BBA	148,314

JPY	20,972,000,000	7/24/08	6 month JPY-LIBOR-BBA	0.905%	(96,864)

GBP	14,090,000	7/19/16	6 month GBP-LIBOR-BBA	5.045%	171,673

	$ 139,343,000	5/4/08	3 month USD-LIBOR-BBA	5.37%	(116,162)

	45,120,000	5/4/16	5.62375%	3 month USD-LIBOR-BBA	(326,199)

GBP	52,652,000	6/30/08	5.095%	6 month GBP-LIBOR-BBA	(133,986)

JPY	7,420,000,000	6/6/13	1.83%	6 month JPY-LIBOR-BBA	(5,824)

	$ 13,000,000	5/10/35	5.062%	3 month USD-LIBOR-BBA	1,095,473

	30,000,000	5/10/15	3 month USD-LIBOR-BBA	4.687%	(1,757,128)

GBP	7,050,000	7/19/36	4.5975%	6 month GBP-LIBOR-BBA	(137,537)

	$56,000,000	5/10/07	4.062%	3 month USD-LIBOR-BBA	783,281

	66,000,000	3/6/16	3 month USD-LIBOR-BBA	5.176%	(886,380)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/06 continued

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/
Notional amount			date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc.
JPY	4,600,000,000		10/21/15	1.61%	6 month JPY-LIBOR-BBA	$1,374,030

	$ 6,900,000		1/26/14	4.3375%	3 month USD-LIBOR-BBA	486,192

	18,032,000		12/11/13	3 month USD-LIBOR-BBA	4.641%	(931,068)

GBP	2,685,000		3/15/36	6,499,938 GBP at maturity	6 month GBP-LIBOR-BBA	320,542

	$132,000,000		3/6/08	3 month USD-LIBOR-BBA	5.133%	1,030,498

Merrill Lynch Capital Services, Inc.
EUR	6,900,000		7/26/10	2.801%	6 month
					EUR-EURIBOR-Telerate	338,991

NOK	54,900,000		7/26/10	6 month NOK-NIBOR-NIBR	3.54%	(296,838)

JPY	11,230,000,000		12/15/07	0.7411%	6 month JPY-LIBOR-BBA	(210,383)

	$16,600,000	(E)	11/22/16	4.1735%	3 month U.S. Bond Market
					Association Municipal Swap
					Index	(160,886)

	11,600,000	(E)	11/22/16	3 month USD-LIBOR-BBA	5.711%	143,376

Total						$3,224,476

(E) See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/06

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International
EUR	33,169,000	4/26/11	2.14%	French Non-	$(38,091)
				revised Consumer
				Price Index
				excluding tobacco

EUR	33,169,000	4/26/11	(2.15%)	Euro Non-revised	330,124
				Consumer Price
				Index excluding
				tobacco

GBP	2,910,000	4/3/36	3.1225%	GBP Non-revised	(64,993)
				Retail Price
				Index

Goldman Sachs International
	$2,644,000	9/15/11	678 bp (1 month	Ford Credit Auto	(3,700)
			USD-LIBOR)	Owner Trust
				Series 2005-B
				Class D

JPMorgan Chase Bank, N.A.
EUR	31,400,000	7/21/11	(2.295%)	Euro Non-revised	114,279
				Consumer Price
				Index excluding
				tobacco

EUR	31,400,000	7/21/11	2.2325%	Euro Non-revised	100,808
				Consumer Price
				Index excluding
				tobacco

EUR	21,620,000	6/16/14	2.245%	Euro Non-revised	1,411
				Consumer Price
				Index excluding
				tobacco

EUR	21,620,000	6/16/14	(2.275%)	Euro Non-revised	14,576
				Consumer Price
				Index excluding
				tobacco

Lehman Brothers Special Financing, Inc.
GBP	2,685,000	3/15/36	4,063,876 GBP	GBP Non-revised	(65,161)
			at maturity	Retail Price
				Index

Total					$389,253

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/06

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
DJ CDX NA HY Series 3
Index	$32,558	$1,728,000	6/20/10	360 bp	$88,235

DJ CDX NA HY Series 4
Index	70,302	3,552,000	6/20/10	360 bp	184,747

DJ CDX NA HY Series 4
Index	(29,081)	9,600,000	6/20/10	(360 bp)	(338,393)

DJ CDX NA HY Series 4
Index	(19,398)	4,800,000	6/20/10	(360 bp)	(174,054)

L-3 Communications
Corp. 7 5/8s, 2012	—	1,155,000	9/20/11	(111 bp)	(3,019)

L-3 Communications
Corp. 7 5/8s, 2012	—	460,000	6/20/11	(101 bp)	(90)

Citibank, N.A.
DJ CDX NA HY Series 6
Index	1,033	826,750	6/20/11	(345 bp)	(1,724)

DJ CDX NA HY Series 6
Index	6,793	418,000	6/20/11	(345 bp)	5,398

DJ CDX NA HY Series 6
Index 25-35% tranche	—	3,307,000	6/20/11	80 bp	(19,706)

DJ CDX NA HY Series 6
Index 25-35% tranche	—	1,672,000	6/20/11	74 bp	(15,361)

DJ CDX NA IG Series 4
Index 3-7% tranche	—	4,761,000	6/20/15	(677.5 bp)	500,401

Credit Suisse First Boston International
Ford Motor Co., 7.45s,
7/16/2031	—	2,720,000	9/20/07	(487.5 bp)	(21,074)

Ford Motor Co., 7.45s,
7/16/2031	—	3,300,000	9/20/08	725 bp	35,573

Ford Motor Co., 7.45s,
7/16/2031	—	580,000	9/20/07	(485 bp)	(4,340)

Republic of Argentina,
8.28s, 2033	—	2,315,000	7/20/09	(214 bp)	(50,540)

Deutsche Bank AG
Republic of Indonesia,
6.75s, 2014	—	1,125,000	9/20/16	294 bp	33,285

Republic of Indonesia,
6.75s, 2014	—	1,125,000	9/20/16	292 bp	31,787

Goldman Sachs Capital Markets, L.P.
DJ CDX NA HY Series 3
Index	22,336	1,824,000	6/20/10	(360 bp)	81,105

DJ CDX NA HY Series 4
Index	23,693	4,800,000	6/20/10	(360 bp)	(130,963)

DJ CDX NA HY Series 5
Index	(397,415)	26,966,000	12/20/10	(395 bp)	(1,354,934)

DJ CDX NA HY Series 6
Index	10,275	1,027,500	6/20/11	(345 bp)	6,848

DJ CDX NA HY Series 6
Index 25-35% tranche	—	4,110,000	6/20/11	74 bp	(35,391)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/06 continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Goldman Sachs Capital Markets, L.P. continued
DJ CDX NA IG Series 5
Index 3-7% tranche	$—		$1,480,000	12/20/10	(115 bp)	$(24,630)

DJ CDX NA IG Series 5
Index 3-7% tranche	—		1,589,000	12/20/10	(113 bp)	(25,151)

Goldman Sachs International
DJ CDX NA HY Series 6
Index	2,563		1,025,000	6/20/11	(345 bp)	(856)

DJ CDX NA HY Series 6
Index 25-35% tranche	—		4,100,000	6/20/11	85 bp	(16,488)

DJ CDX NA IG Series 6
Index	—		4,309,000	6/20/13	55 bp	2,577

DJ CDX NA IG Series 6
Index	22,041		4,309,000	6/20/13	(50 bp)	21,910

General Motors Corp., 7
1/8s, 7/15/13	—		2,720,000	9/20/08	620 bp	26,181

General Motors Corp., 7
1/8s, 7/15/13	—		2,720,000	9/20/07	(427.5 bp)	(21,984)

General Motors Corp., 7
1/8s, 7/15/13	—		580,000	9/20/07	(425 bp)	(4,529)

General Motors Corp., 7
1/8s, 7/15/13	—		580,000	9/20/08	620 bp	5,646

One of the underlying
securities in the
basket of BB CMBS
securities	—		7,487,000	(a)	2.461%	373,540

Ray Acquisition SCA, 9
3/8s, 3/15/2015	—	EUR	1,200,000	9/20/08	(187 bp)	(999)

Ray Acquisition SCA, 9
3/8s, 3/15/2015	—	EUR	1,200,000	9/20/11	399 bp	(794)

Lehman Brothers Special Financing, Inc.
DJ CDX NA HY Series 3
Index	35,829		$1,728,000	6/20/10	(360 bp)	91,506

DJ CDX NA HY Series 4
Index	40,392		9,600,000	6/20/10	(360 bp)	(268,920)

DJ CDX NA HY Series 4
Index	(44,612)		4,570,560	6/20/10	(360 bp)	(191,875)

DJ CDX NA HY Series 6
Index	(2,556)		1,022,500	6/20/11	(345 bp)	(5,966)

DJ CDX NA HY Series 6
Index	6,141		818,750	6/20/11	(345 bp)	3,410

DJ CDX NA HY Series 6
Index	10,100		1,010,000	6/20/11	(345 bp)	6,732

DJ CDX NA HY Series 6
Index 25-35% tranche	—		4,090,000	6/20/11	96 bp	2,863

DJ CDX NA HY Series 6
Index 25-35% tranche	—		3,275,000	6/20/11	74 bp	(28,740)

DJ CDX NA HY Series 6
Index 25-35% tranche	—		4,040,000	6/20/11	72 bp	(38,420)

DJ CDX NA IG Series 4
Index 3-7% tranche	—		1,082,000	6/20/12	309 bp	63,844

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/06 continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
DJ CDX NA IG Series 4
Index 3-7% tranche	$ —		$4,248,500	6/20/10	(124.5 bp)	$(104,651)

DJ iTraxx EUR Series 5
Index	24,712	EUR	3,628,000	6/20/13	(50 bp)	(2,690)

DJ iTraxx EUR Series 5
Index 6-9% tranche	—	EUR	3,628,000	6/20/13	53.5 bp	(2,408)

Merrill Lynch Capital Services, Inc.
L-3 Communications
Corp. 7 5/8s, 2012	—		$1,910,000	9/20/11	(111 bp)	(4,934)

L-3 Communications
Corp. 7 5/8s, 2012	—		1,152,000	6/20/11	(92 bp)	4,282

Merrill Lynch International
DJ CDX NA HY Series 4
Index	43,007		2,208,000	6/20/10	360 bp	114,149

Merrill Lynch International & Co. C.V.
DJ CDX NA IG Series 5
Index 3-7% tranche	—		1,480,000	12/20/12	246 bp	31,436

Morgan Stanley Capital Services, Inc.
DJ CDX NA HY Series 6
Index	(7,823)		1,043,000	6/20/11	(345 bp)	(11,301)

DJ CDX NA HY Series 6
Index	(5,251)		1,050,250	6/20/11	(345 bp)	(8,754)

DJ CDX NA HY Series 6
Index	(3,358)		671,500	6/20/11	(345 bp)	(5,597)

DJ CDX NA HY Series 6
Index	—		1,014,750	6/20/11	(345 bp)	(3,384)

DJ CDX NA HY Series 6
Index	10,450		1,045,000	6/20/11	(345 bp)	6,965

DJ CDX NA HY Series 6
Index 25-35% tranche	—		4,172,000	6/20/11	107.5 bp	23,921

DJ CDX NA HY Series 6
Index 25-35% tranche	—		4,201,000	6/20/11	106 bp	21,442

DJ CDX NA HY Series 6
Index 25-35% tranche	—		2,686,000	6/20/11	103.5 bp	10,720

DJ CDX NA HY Series 6
Index 25-35% tranche	—		4,059,000	6/20/11	88.5 bp	(10,176)

DJ CDX NA HY Series 6
Index 25-35% tranche	—		4,180,000	6/20/11	73 bp	(38,353)

DJ CDX NA HY Series 6
Index 25-35% tranche	16,981		1,045,000	6/20/11	345 bp	13,496

DJ CDX NA HY Series 6
Index 25-35% tranche	—		4,180,000	6/20/11	74 bp	(38,400)

DJ CDX NA IG Series 4
Index 3-7% tranche	—		8,031,500	6/20/10	(62 bp)	(18,543)

DJ CDX NA IG Series 4
Index 3-7% tranche	—		3,372,000	6/20/12	275 bp	140,439

DJ CDX NA IG Series 4
Index 3-7% tranche	—		3,257,000	6/20/10	(114 bp)	(68,332)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/06 continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc. continued
DJ CDX NA IG Series 4
Index 3-7% tranche	$—		$1,082,000	6/20/10	(110.5 bp)	$(21,315)

DJ CDX NA IG Series 5
Index 3-7% tranche	—		1,480,000	12/20/12	248 bp	33,053

DJ CDX NA IG Series 5
Index 3-7% tranche	—		1,480,000	12/20/10	(115 bp)	(24,630)

DJ iTraxx EUR Series 5
Index	—	EUR	3,628,000	6/20/13	(50 bp)	(27,322)

DJ iTraxx EUR Series 5
Index 6-9% tranche	—	EUR	3,628,000	6/20/13	57 bp	7,859

Total						$(1,196,381)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/06

ASSETS

Investment in securities, at value, including $4,614,862 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,291,411,041)	$1,288,134,649
Affiliated issuers (identified cost $171,684,435) (Note 5)	171,684,435

Cash	3,063,784

Foreign currency (cost $8,015,576) (Note 1)	8,060,721

Interest and other receivables	14,702,499

Receivable for securities sold	8,149,119

Receivable for sales of delayed delivery securities (Note 1)	84,667,184

Unrealized appreciation on swap contracts (Note 1)	12,863,289

Receivable for open forward currency contracts (Note 1)	1,911,804

Receivable for closed forward currency contracts (Note 1)	1,410,083

Receivable for closed swaps contracts (Note 1)	1,094,460

Premiums paid on swap contracts (Note 1)	509,494

Total assets	1,596,251,521

LIABILITIES

Payable for variation margin (Note 1)	427,883

Distributions payable to shareholders	5,608,180

Payable for securities purchased	1,703,439

Payable for purchases of delayed delivery securities (Note 1)	167,735,017

Payable for shares of the fund repurchased (Note 4)	1,559,263

Payable for compensation of Manager (Note 2)	2,202,654

Payable for investor servicing and custodian fees (Note 2)	40,582

Payable for Trustee compensation and expenses (Note 2)	174,221

Payable for administrative services (Note 2)	2,388

Payable for open forward currency contracts (Note 1)	1,060,327

Payable for closed forward currency contracts (Note 1)	3,298,552

Written options outstanding, at value (premiums received $921,579) (Note 1)	1,475,990

Premiums received on swap contracts (Note 1)	379,206

Unrealized depreciation on swap contracts (Note 1)	10,445,941

TBA sales commitments, at value (proceeds receivable $84,349,031) (Note 1)	85,020,166

Collateral on securities loaned, at value (Note 1)	4,719,780

Other accrued expenses	319,459

Total liabilities	286,173,048

Net assets applicable to common shares outstanding	$1,310,078,473

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 1)	$1,590,562,683

Distributions in excess of net investment income (Note 1)	(773,361)

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(277,032,056)

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(2,678,793)

Total — Representing net assets applicable to capital shares outstanding	$1,310,078,473

COMPUTATION OF NET ASSET VALUE

Net asset value per share
($1,310,078,473 divided by 186,509,884 shares)	$7.02

The accompanying notes are an integral part of these financial statements.

Statement of operations 7/31/06

INVESTMENT INCOME

Interest (including interest income of $7,061,342
from investments in affiliated issuers)	$ 75,720,533

Dividends	654,611

Securities lending	842

Total investment income	76,375,986

EXPENSES

Compensation of Manager (Note 2)	9,130,720

Investor servicing fees (Note 2)	677,416

Custodian fees (Note 2)	366,332

Trustee compensation and expenses (Note 2)	62,906

Administrative services (Note 2)	35,458

Other	948,436

Fees waived by Manager (Note 5)	(202,976)

Total expenses	11,018,292

Expense reduction (Note 2)	(503,447)

Net expenses	10,514,845

Net investment income	65,861,141

Net realized loss on investments (Notes 1 and 3)	(5,413,794)

Net realized loss on swap contracts (Note 1)	(79,394)

Net realized gain on futures contracts (Note 1)	5,508,592

Net realized loss on foreign currency transactions (Note 1)	(10,993,754)

Net unrealized depreciation of assets and liabilities
in foreign currencies during the year	(1,904,258)

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the year	(17,808,995)

Net loss on investments	(30,691,603)

Net increase in net assets resulting from operations	$ 35,169,538

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS
	Year ended	Year ended
	7/31/06	7/31/05

Operations:
Net investment income	$ 65,861,141	$ 58,856,328

Net realized gain (loss) on investments
and foreign currency transactions	(10,978,350)	19,641,735

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(19,713,253)	15,978,413

Net increase in net assets resulting from operations	35,169,538	94,476,476

Distributions to shareholders: (Note 1)

From net investment income	(69,087,605)	(80,509,420)

Increase from issuance of shares in connection with
merger of Putnam Master Income Trust (Note 9)	—	390,337,325

Decrease from shares repurchased (Note 4)	(52,983,647)	—

Total increase (decrease) in net assets	(86,901,714)	404,304,381

NET ASSETS

Beginning of year	1,396,980,187	992,675,806

End of year (including distributions in excess and
undistributed net investment income of $773,361
and $8,324,672, respectively)	$1,310,078,473	$1,396,980,187

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	195,156,300	141,198,870

Shares issued in connection with the merger of Putnam
Master Income Trust (Note 9)	—	53,957,430

Shares repurchased (Note 4)	(8,646,416)	—

Shares outstanding at end of year	186,509,884	195,156,300

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

			Year ended
	7/31/06	7/31/05	7/31/04	7/31/03	7/31/02

Net asset value,
beginning of period	$7.16	$7.03	$6.75	$6.22	$6.68

Investment operations:
Net investment income (a)	.34(d)	.36(d)	.44(d)	.51	.55

Net realized and unrealized
gain (loss) on investments	(.16)	.28	.31	.54	(.47)

Total from
investment operations	.18	.64	.75	1.05	.08

Less distributions:
From net investment income	(.36)	(.51)	(.47)	(.52)	(.53)

From return of capital	—	—	—	—	(.01)

Total distributions	(.36)	(.51)	(.47)	(.52)	(.54)

Increase from shares repurchased	.04	—	—	—	—

Net asset value,
end of period	$7.02	$7.16	$7.03	$6.75	$6.22

Market price,
end of period	$6.02	$6.31	$6.29	$6.31	$6.03

Total return at
market price (%)(b)	1.14	8.35	7.18	13.41	4.44

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$1,310,078	$1,396,980	$992,676	$952,730	$877,649

Ratio of expenses to
average net assets (%)(c)	.81(d)	.84(d)	.83(d)	.85	.86

Ratio of net investment income
to average net assets (%)	4.86(d)	4.99(d)	6.19(d)	7.91	8.39

Portfolio turnover (%)	104.97(e)	139.74(e)	78.43	96.21(f )	175.78(f )

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended July 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of 0.01%, 0.02% and less than 0.01% of average net assets, respectively (Note 5).

(e) Portfolio turnover excludes dollar roll transactions.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 7/31/06

Note 1: Significant accounting policies

Putnam Premier Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund’s investment objective is to seek high current income by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market. The fund invests in higher yielding, lower-rated bonds that have a higher rate of default due to the nature of the investments.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain when the amounts are conclusively determined.

Securities purchased or sold on a when-issued or forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contractsThe fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluc-tuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counter-party defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rollsTo enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At July 31, 2006, the value of securities loaned amounted to $4,614,862. The fund received cash collateral of $4,719,780 which is pooled with collateral of other Putnam funds into 24 issues of high grade short-term investments.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2006, the fund had a capital loss carryover of $269,212,648 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$31,644,770	July 31, 2007

60,809,014	July 31, 2008

51,721,443	July 31, 2009

44,917,486	July 31, 2010

80,119,935	July 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2007, $8,533,540 of losses recognized during the period November 1, 2005 to July 31, 2006.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

These differences include temporary and permanent differences of foreign currency gains and losses, post-October loss deferrals, the expiration of a capital loss carryover, dividends payable, unrealized gains and losses on certain futures contracts, market discount, income on swap contracts, amortization and accretion and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2006, the fund reclassified $5,871,569 to decrease undistributed net investment income and $19,554,312 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $25,425,881.

The tax basis components of distributable earnings and the federal tax cost as of July 31, 2006 were as follows:

Unrealized appreciation	$ 32,190,130
Unrealized depreciation	(36,409,878)
———————————————
Net unrealized depreciation	(4,219,748)
Undistributed ordinary income	7,275,082
Capital loss carryforward	(269,212,648)
Post-October loss	(8,533,540)
Cost for federal income
tax purposes	$1,464,038,832

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investments advisory services quarterly based on the “average weekly assets” of the fund. “Average weekly assets” is defined to mean the average of the weekly determinations of the difference between the total assets of the fund (including any assets attributable to leverage for investment purposes through incurrence of indebtedness) and the total liabilities of the fund (excluding liabilities incurred in connection with leverage for investment purposes). This fee is based on the following annual rates: 0.75% of the first $500 million of average weekly assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% of the next $5 billion, with additional breakpoints at higher asset levels.

Prior to January 1, 2006, the fund’s management fee was based on the following annual rates: 0.75% of the first $500 million of average weekly assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% thereafter.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services is paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the year ended July 31, 2006, the fund incurred $1,043,748 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended July 31, 2006, the fund’s expenses were reduced by $503,447 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $500, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the year ended July 31, 2006, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $1,202,700,576 and $1,209,736,027 respectively. Purchases and sales of U.S. government securities aggregated $23,051,702 and $20,657,776, respectively.

Written option transactions during the year ended July 31, 2006 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of year	—	$ —

Options opened	JPY 56,125,048,000	921,579
Options expired	—	—
Options closed	—	—

Written options
outstanding at
end of year	JPY 56,125,048,000	$921,579

Note 4: Share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding shares over the 12 months ending

October 6, 2006. In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding shares over the same period. In September 2006, the Trustees extended the program on its existing terms through October 6, 2007. Repurchases will only be made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the year ended July 31, 2006, the fund repurchased 8,646,416 common shares for an aggregate purchase price of $52,983,647, which reflects a weighted-average discount from net asset value per share of 12.9% .

Note 5: Investment in Putnam Prime
Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended July 31, 2006, management fees paid were reduced by $202,976 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $7,061,342 for the year ended July 31, 2006. During the year ended July 31, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $619,390,957 and $640,327,671, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of  available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of July 31, 2006, the fund had unfunded loan commitments of $520,974 which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments

CIR Gas	$ 84,848

Cracker Barrel	42,724

MEG Energy	225,000

Trump Casino	168,402

Note 8: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The Staff of the SEC has indicated that it believes that Putnam Management did not comply with certain disclosure requirements in connection with dividend payments to shareholders of your fund. Putnam Management is currently engaged in settlement negotiations with the SEC Staff regarding this matter.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 9: Acquisition of Putnam Master
Income Trust

On February 25, 2005, the fund issued 53,957,430, shares in exchange for 53,329,917 shares of Putnam Master Income Trust to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam Master Income Trust on February 25, 2005 valuation date, were $1,021,456,879 and $390,337,325, respectively. On February 25, 2005, Putnam Master Income Trust had distributions in excess of net investment income of $6,574,029, accumulated net realized loss of $79,376,154 and unrealized appreciation of $8,668,150. The aggregate net assets of the fund immediately following the acquisition were $1,411,794,204.

Information presented in the Statement of changes in net assets reflect only operations of Putnam Premier Income Trust.

Note 10: New accounting pronouncement

In June 2006, FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

Federal tax information
(Unaudited)

The fund has designated 0.93% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended July 31, 2006, the fund hereby designates 0.93%, or the maximum amount allowable, of its net taxable ordinary income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

Compliance certifications
(Unaudited)

On July 21, 2006, your fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund’s disclosure controls and procedures and internal control over financial reporting.

Shareholder meeting
results (Unaudited)

The annual meeting of shareholders of the fund was held on June 29, 2006.

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Jameson A. Baxter	157,705,371	11,338,010

Charles B. Curtis	157,728,297	11,315,084

Myra R. Drucker	157,712,751	11,330,630

Charles E. Haldeman, Jr.	157,818,759	11,224,622

John A. Hill	157,728,316	11,315,065

Paul L. Joskow	157,754,240	11,289,141

Elizabeth T. Kennan	157,614,741	11,428,640

Robert E. Patterson	157,785,119	11,258,262

George Putnam, III	157,768,582	11,274,799

W. Thomas Stephens	147,052,748	21,990,633

Richard B. Worley	157,746,287	11,297,094

A proposal to convert the fund to an open-end investment company and approve certain related changes to the fund’s Agreement and Declaration of Trust was defeated as follows:

Votes for	Votes against	Abstentions	Broker non-votes

30,287,224	52,719,616	3,345,694	82,690,847

A shareholder proposal to reduce the Board of Trustees by one-third was defeated as follows:

Votes for	Votes against	Abstentions

24,963,682	57,982,656	3,406,196

All tabulations are rounded to nearest whole number.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc. She is an advisor to Hamilton Lane LLC and RCM Capital Management (investment management firms).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Associate Treasurer,	Vice President
Compliance Liaison and Principal	Since 2004
Executive Officer
Since 1989	Senior Managing Director, Putnam
Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior
Senior Vice President and Treasurer	to 2003, Senior Vice President, United
Since 2004	Asset Management Corporation

Prior to 2004, Managing Director,	Francis J. McNamara, III (Born 1955)
Putnam Investments	Vice President and Chief Legal Officer
Since 2004
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	Senior Managing Director, Putnam
Since 2002	Investments, Putnam Management
and Putnam Retail Management. Prior
Senior Managing Director, Putnam	to 2004, General Counsel, State Street
Investments. Prior to July 2001, Partner,	Research & Management Company
PricewaterhouseCoopers LLP
Charles A. Ruys de Perez (Born 1957)
Michael T. Healy (Born 1958)	Vice President and Chief Compliance Officer
Assistant Treasurer and Principal	Since 2004
Accounting Officer
Since 2000	Managing Director, Putnam Investments

Managing Director, Putnam Investments	Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Beth S. Mazor (Born 1958)	Since 2002
Vice President	Managing Director, Putnam Investments
Since 2002
Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993
James P. Pappas (Born 1953)
Vice President	Wanda M. McManus (Born 1947)
Since 2004	Vice President, Senior Associate Treasurer
and Assistant Clerk
Managing Director, Putnam Investments	Since 2005
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff	Nancy E. Florek (Born 1957)
Management Corporation; prior to 2001,	Vice President, Assistant Clerk,
President and Chief Executive Officer,	Assistant Treasurer and Proxy Manager
UAM Investment Services, Inc.	Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

About Putnam Investments

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Myra R. Drucker	Beth S. Mazor
Putnam Investment	Charles E. Haldeman, Jr.	Vice President
Management, LLC	Paul L. Joskow
One Post Office Square	Elizabeth T. Kennan	James P. Pappas
Boston, MA 02109	Robert E. Patterson	Vice President
George Putnam, III
Investment Sub-Manager	W. Thomas Stephens	Richard S. Robie, III
Putnam Investments Limited	Richard B. Worley	Vice President
57-59 St. James Street
London, England SW1A 1LD	Officers	Francis J. McNamara, III
	George Putnam, III	Vice President and
Marketing Services	President	Chief Legal Officer
Putnam Retail Management
One Post Office Square	Charles E. Porter	Charles A. Ruys de Perez
Boston, MA 02109	Executive Vice President,	Vice President and
	Associate Treasurer,	Chief Compliance Officer
Custodian	Compliance Liaison and
Putnam Fiduciary	Principal Executive Officer	Mark C. Trenchard
Trust Company		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Legal Counsel	Senior Vice President
Ropes & Gray LLP	and Treasurer	Judith Cohen
Vice President, Clerk and
Independent Registered	Steven D. Krichmar	Assistant Treasurer
Public Accounting Firm	Vice President and
KPMG LLP	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Michael T. Healy	Treasurer and Assistant Clerk
John A. Hill, Chairman	Assistant Treasurer and
Jameson Adkins Baxter,	Principal Accounting Officer	Nancy T. Florek
Vice Chairman		Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer
and Proxy Manager

Call 1-800-225-1581 weekdays between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site
(www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

AN708 236660 9/06

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Compliance Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Hill qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal
year	Audit	Audit-Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

July 31, 2006	$65,580	$--	$ 4,680	$ 862
July 31, 2005	$42,192	$ 18,000*	$ 4,192	$ -

* Includes fees billed to the fund for services relating to one or more fund mergers. A portion of such fees was paid by Putnam Management.

For the fiscal years ended July 31, 2006 and July 31, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 5,542 and $ 22,192 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to the review of expense allocation methodology.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

July 31,
2006	$ -	$ -	$ -	$ -
July
30, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Robert E. Patterson (Chairperson)
W. Thomas Stephens
John A. Hill

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items pursuant to the funds’ “Proxy Voting Procedures.” The Proxy Coordinator, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

* The funds will withhold votes for the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

* The funds will on a case-by-case basis withhold votes from the entire board of directors where the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance.

* The funds will withhold votes for any nominee for director who:

• is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

• serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

* The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

* The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

* The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

* The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67% .

* The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

* The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

* The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

* The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

* The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors.

These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

* The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

* The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

* The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company’s name or to authorize additional shares of common stock).

* The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

* The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Coordinator’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

* The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

* The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors

Japan

* For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

* The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

* The funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established a nominating committee composed of at least a majority of outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

* The funds will withhold votes for the entire board of directors if

• the board does not have at least a majority of independent non-executive directors,

• the board has not established nomination committees composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

* The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.’s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because the funds’ Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Other Matters

* The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

* The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

* The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

As adopted January 13, 2006

Proxy Voting Procedures of the Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance

Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Investment management teams. Putnam Management’s, Putnam Investments Limited’s and The Putnam Advisory Company’s (for funds having Putnam Investments Limited and/or The Putnam Advisory Company as sub-manager) investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the team or teams identified in the shareholder report included in Item 1 of this report manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader(s) and Portfolio Member(s) coordinate team efforts related to the fund and are primarily responsible for the day-today management of the fund’s portfolio. In addition to these individuals, each team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

Portfolio Leaders	Joined	Employer	Positions Over Past Five Years
	Fund

William Kohli	2002	Putnam Management	Director, Core Fixed Income Team
		1994-Present

Portfolio
Members
Rob Bloemker	2002	Putnam Management	Team Leader, Mortgage and
		1999-Present	Government
			Previously, Mortgage Specialist
Jeff Kaufman	2005	Putnam Management	Team Leader Emerging Markets
		1998-Present	Debt

Paul Scanlon	2005	Putnam Management	Team Leader, Core Fixed Income
		1990-Present	High Yield. Previously, Portfolio
			Manager; Analyst

Dave Waldman	1998	Putnam Management	Director of Fixed Income
		1997-Present	Quantitative Research;

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Leader(s) and Portfolio Member(s) managed as of the fund’s most recent fiscal year-end. The other accounts may include accounts for which the individual was not designated as a portfolio member. Unless noted, none of the other accounts pays a fee based on the account’s performance.

					Other accounts (including
					separate accounts, managed
Portfolio			Other accounts that pool		account programs and single-
Leader or	Other SEC-registered open-		assets from more than one		sponsor defined contribution plan
Member	end and closed-end funds		client		offerings)

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

William Kohli	5	$4,136,700,000	6	$457,600,000	2	$90,000,000

Rob Bloemker	14	$11,068,900,000	12	$10,807,800,000	22*	$5,761,600,000

Jeff Kaufman	3	$4,003,700,000	2	$63,200,000	4	$217,100,000

Paul Scanlon	14	$8,547,600,000	7	$523,000,000	7	$427,400,000

Dave Waldman	3	$4,003,700,000	0	$ -	1	$100,000

* 5 accounts, with total assets of $1,112,900,000, pay an advisory fee based on account performance.

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio

Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, which is identified in the shareholder report included in Item 1, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to each investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on (i) for tax-exempt funds, a tax-adjusted basis to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions a before-tax basis or (ii) for taxable funds, on a before-tax basis.

Consistent performance means being above median over one year.

· Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

· Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs	or Programs *

October 7- October
31,2005	257,121	$6.10	257,121	19,258,509
November 1 -
November 30,
2005	975,781	$6.04	975,781	18,282,728
December 1 -
December 31, 2005	975,781	$6.10	975,781	17,306,947
January 1 -
January 31, 2006	975,781	$6.27	975,781	16,331,166

February 1 -
February 28, 2006	801,821	$6.20	801,821	15,529,345
March 1 - March 31,
2006	797,540	$6.21	797,540	14,731,805
April 1 - April 30,
2006	878,505	$6.13	878,505	13,853,300
May 1 - May 31,
2006	1,025,038	$6.09	1,025,038	12,828,262
June 1 - June 30,
2006	986,290	$6.07	986,290	11,841,972
July 1 - July 31,
2006	972,758	$6.07	972,758	10,869,214

The Board of Trustees announced a repurchase plan on October 7, 2005 for which 9,757,815 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 19,515,630 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2006. This extension did not affect the number of shares eligible for repurchase under the program.

*Information is based on the total number of shares eligible for repurchase under the program, as amended through September 15, 2006

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Premier Income Trust

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: September 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: September 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 28, 2006